EXHIBIT 7.1
                                                                     -----------




                           ABITIBI-CONSOLIDATED INC.,

                     ABITIBI-CONSOLIDATED COMPANY OF CANADA,

                                       AND

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
                                     TRUSTEE






                                    INDENTURE







                           DATED AS OF JUNE 15, 2004

                                 DEBT SECURITIES



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           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                    AND INDENTURE, DATED AS OF JUNE ___, 2004


      TRUST INDENTURE                                                 INDENTURE
        ACT SECTION                                                    SECTION
----------------------------                                          ---------
ss.310      (a)(1)                ................................... 6.9

ss.         (a)(2)                ................................... 6.9

ss.         (b)                   ................................... 6.10

ss.312      (c)                   ................................... 7.1

ss.314      (a)                   ................................... 7.3

            (a)(4)                ................................... 10.4

            (c)(1)                ................................... 1.2

            (c)(2)                ................................... 1.2

            (e)                   ................................... 1.2

ss.315      (b)                   ................................... 6.2

ss.316      (a) (last sentence)   ...................................

            1.1("Outstanding)     ...................................

            (a)(1)(A)             ................................... 5.2, 5.12

            (a)(1)(B)             ................................... 5.13

            (b)                   ................................... 5.8

            (c)                   ................................... 1.4(a)

ss.317      (a)(1)                ................................... 5.3

            (a)(2)                ................................... 5.4

            (b)                   ................................... 10.3

ss.318      (a)                   ................................... 1.12


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                                        TABLE OF CONTENTS

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

ARTICLE I   DEFINITIONS AND OTHER PROVISIONS OF
            GENERAL APPLICATION..............................................................................2

    Section 1.1     Definitions..............................................................................2
    Section 1.2     Compliance Certificates and Opinions....................................................14
    Section 1.3     Form of Documents Delivered to Trustee..................................................15
    Section 1.4     Acts of Holders.........................................................................16
    Section 1.5     Notices, Etc., to Trustee, the Company or the Guarantor.................................17
    Section 1.6     Notice to Holders; Waiver...............................................................17
    Section 1.7     Conflict with Trust Indenture Legislation...............................................18
    Section 1.8     Effect of Headings and Table of Contents................................................18
    Section 1.9     Successors and Assigns..................................................................18
    Section 1.10    Separability Clause.....................................................................18
    Section 1.11    Benefits of Indenture...................................................................18
    Section 1.12    Governing Law...........................................................................19
    Section 1.13    Non-Business Day........................................................................19
    Section 1.14    Immunity of Incorporators, Stockholders, Officers and Directors.........................19
    Section 1.15    Certain Matters Relating to Currencies..................................................19
    Section 1.16    Language of Notices, Etc................................................................20
    Section 1.17    Appointment of Agent for Service; Submission to Jurisdiction............................20

ARTICLE II  SECURITY FORMS .................................................................................21

    Section 2.1     Forms Generally.........................................................................21
    Section 2.2     Form of Trustee's Certificate of Authentication.........................................23
    Section 2.3     Securities in Global Form...............................................................24
    Section 2.4     Form of Guarantee.......................................................................24
    Section 2.5     Form of Legend for Securities...........................................................26

ARTICLE III THE SECURITIES .................................................................................28

    Section 3.1     Title, Payment and Terms................................................................28
    Section 3.2     Denominations...........................................................................32
    Section 3.3     Execution, Authentication, Delivery and Dating..........................................32
    Section 3.4     Temporary Securities....................................................................33
    Section 3.5     Registration, Registration of Transfer and Exchange; Certain Transfers and Exchanges....34
    Section 3.6     Mutilated, Destroyed, Lost and Stolen Securities........................................42
    Section 3.7     Payment of Interest; Interest Rights Preserved..........................................42
    Section 3.8     Optional Reset of Interest Date and Extension of Stated Maturity........................44
    Section 3.9     Persons Deemed Owners...................................................................45
    Section 3.10    Cancellation............................................................................46
    Section 3.11    Computation of Interest.................................................................46
    Section 3.12    Currency and Manner of Payments in Respect of Securities................................47
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
    Section 3.13    Appointment and Resignation of Successor Currency Determination Agent...................50
    Section 3.14    CUSIP Numbers...........................................................................51

ARTICLE IV  SATISFACTION AND DISCHARGE......................................................................51

    Section 4.1      Satisfaction and Discharge of Securities of any Series.................................51
    Section 4.2      Application of Trust Money.............................................................52

ARTICLE V   REMEDIES .......................................................................................53

     Section 5.1     Events of Default......................................................................53
     Section 5.2     Acceleration of Maturity; Rescission and Annulment.....................................54
     Section 5.3     Collection of Indebtedness and Suits for Enforcement by Trustee........................55
     Section 5.4     Trustee May File Proofs of Claim.......................................................56
     Section 5.5     Trustee May Enforce Claims Without Possession of Securities............................57
     Section 5.6     Application of Money Collected.........................................................57
     Section 5.7     Limitation on Suits....................................................................58
     Section 5.8     Unconditional Right of Holders to Receive Principal (and Premium, if any) and
                     Interest, if any.......................................................................58
     Section 5.9     Restoration of Rights and Remedies.....................................................58
     Section 5.10    Rights and Remedies Cumulative.........................................................59
     Section 5.11    Delay or Omission Not Waiver...........................................................59
     Section 5.12    Control by Holders.....................................................................59
     Section 5.13    Waiver of Past Defaults................................................................59
     Section 5.14    Undertaking for Costs..................................................................60
     Section 5.15    Waiver of Stay or Extension Laws.......................................................60
     Section 5.16    Judgment Currency......................................................................60

ARTICLE VI   THE TRUSTEE ...................................................................................61

     Section 6.1     Certain Duties and Responsibilities....................................................61
     Section 6.2     Notice of Defaults.....................................................................62
     Section 6.3     Certain Rights of Trustee..............................................................63
     Section 6.4     Not Responsible for Recitals or Issuance of Securities.................................63
     Section 6.5     May Hold Securities....................................................................64
     Section 6.6     Money Held in Trust....................................................................64
     Section 6.7     Compensation and Reimbursement.........................................................64
     Section 6.8     Disqualification; Conflicting Interests................................................65
     Section 6.9     Corporate Trustee Required; Different Trustees for Different Series; Eligibility.......65
     Section 6.10    Resignation and Removal; Appointment of Successor......................................66
     Section 6.11    Acceptance of Appointment by Successor.................................................67
     Section 6.12    Merger, Conversion, Consolidation or Succession to Business............................68
     Section 6.13    Authenticating Agents..................................................................68

ARTICLE VII  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGORS.............................................70

     Section 7.1     Trustee to Furnish Names and Addresses of Holders......................................70
     Section 7.2     Communications to Holders..............................................................70
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
     Section 7.3     Reports by the Guarantor and the Company, if applicable................................71

ARTICLE VIII CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER..................................................72

     Section 8.1     Company and Guarantor May Consolidate, Etc., Only on Certain Terms.....................72
     Section 8.2     Successor Corporation Substituted......................................................72
     Section 8.3     Securities to Be Secured in Certain Events.............................................73

ARTICLE IX   SUPPLEMENTAL INDENTURES........................................................................73

     Section 9.1      Supplemental Indentures Without Consent of Holders....................................73
     Section 9.2      Supplemental Indentures With Consent of Holders.......................................75
     Section 9.3      Execution of Supplemental Indentures..................................................76
     Section 9.4      Effect of Supplemental Indentures.....................................................76
     Section 9.5      Conformity With Trust Indenture Legislation...........................................77
     Section 9.6      Reference in Securities to Supplemental Indentures....................................77
     Section 9.7      Notice of Supplemental Indentures.....................................................77

ARTICLE X   COVENANTS ......................................................................................77

     Section 10.1     Payment of Principal (and Premium, if any) and Interest, if any.......................77
     Section 10.2     Maintenance of Office or Agency.......................................................77
     Section 10.3     Money for Securities Payments to Be Held in Trust.....................................78
     Section 10.4     Statements as to Compliance...........................................................79
     Section 10.5     Existence.............................................................................80
     Section 10.6     Limitation on Liens...................................................................80
     Section 10.7     Limitation on Sale and Leaseback Transactions.........................................80
     Section 10.8     Waiver of Certain Covenants...........................................................81
     Section 10.9     Payment of Additional Amounts.........................................................81

ARTICLE XI REDEMPTION OF SECURITIES.........................................................................83

     Section 11.1     Applicability of This Article.........................................................83
     Section 11.2     Election to Redeem; Notice to Trustee.................................................83
     Section 11.3     Selection of Securities to be Redeemed................................................84
     Section 11.4     Notice of Redemption..................................................................84
     Section 11.5     Deposit of Redemption Price...........................................................85
     Section 11.6     Securities Payable on Redemption Date.................................................85
     Section 11.7     Securities Redeemed in Part...........................................................86
     Section 11.8     Tax Redemption; Special Tax Redemption................................................86

ARTICLE XII  SINKING FUNDS .................................................................................87

     Section 12.1     Applicability of This Article.........................................................87
     Section 12.2     Satisfaction of Sinking Fund Payments With Securities.................................87
     Section 12.3     Redemption of Securities for Sinking Fund.............................................87

ARTICLE XIII REPAYMENT AT OPTION OF HOLDERS.................................................................88

     Section 13.1     Applicability of Article..............................................................88
     Section 13.2     Election to Repay; Notice to the Company..............................................88
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
     Section 13.3     Deposit of Repayment Price............................................................89
     Section 13.4     Securities Payable on Repayment Date..................................................89
     Section 13.5     Securities Repaid in Part.............................................................90

ARTICLE XIV  DEFEASANCE AND COVENANT DEFEASANCE.............................................................90

     Section 14.1     Option to Effect Defeasance or Covenant Defeasance....................................90
     Section 14.2     Defeasance and Discharge..............................................................90
     Section 14.3     Covenant Defeasance...................................................................91
     Section 14.4     Conditions to Defeasance or Covenant Defeasance.......................................91
     Section 14.5     Deposited Money and Government Obligations to Be Held in Trust; Other
                      Miscellaneous Provisions..............................................................93
     Section 14.6     Reinstatement.........................................................................94

ARTICLE XV GUARANTEE OF SECURITIES..........................................................................95

     Section 15.1     Guarantee.............................................................................95
     Section 15.2     Execution and Delivery of Guarantees..................................................96
     Section 15.3     This Article not to Prevent Events of Default.........................................96
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                                       iv
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Annex A-1     -    Form of Transfer Certificate - Restricted Global Security to
                   Temporary Regulation S Global Security
Annex A-2     -    Form of Transfer Certificate - Restricted Global Security to
                   Regulation S Global Security
Annex B       -    Form of Transfer Certificate - Temporary Regulation S Global
                   Security or Regulation S Global Security to Restricted Global
                   Security
Annex C-1     -    Form of Certification to be Given by Holders of Beneficial
                   Interest in a Temporary Regulation S Global Security to
                   Euroclear or Clearstream
Annex C-2     -    Form of Certification to be Given by Euroclear Bank S.A/N.V.,
                   as operator of the Euroclear System, or Clearstream Banking
Annex C-3     -    Form of Certification to be Given by Transferee of Beneficial
                   Interest in a Temporary Regulation S Global Security After
                   the Restricted Period
Annex D-1     -    Form of Transfer Certificate - Non-Global Restricted Security
                   to Restricted Global Security
Annex D-2     -    Form of Certificate - Non-Global Restricted Security to
                   Regulation S Global Security or Temporary Regulation S
                   Global Security

                                     PARTIES

                  This is an INDENTURE dated as of June 15, 2004 among ABITIBI-CONSOLIDATED INC., a corporation duly organized and existing under the laws of Canada and having its principal place of business at 1155 Metcalfe Street, Suite 800, in the City of Montreal, Province of Quebec, Canada H3B 5H2 (hereinafter called the "Parent"), ABITIBI-CONSOLIDATED COMPANY OF CANADA, a corporation duly organized and existing under the laws of the Province of Quebec, Canada and having its principal place of business at 1155 Metcalfe Street, Suite 800, in the City of Montreal, Province of Quebec, Canada H3B 5H2 (hereinafter called the "Company"), and THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, a corporation organized and existing under the laws of New York and having a Corporate Trust Office at One Liberty Plaza, 23rd Floor, New York, New York 10006 as Trustee (hereinafter called the "Trustee").

                                    RECITALS

                  The Company deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the "Securities") evidencing its unsecured indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities in one or more series, unlimited as to principal amount, to have such titles, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided.

                  The Parent deems it necessary to guarantee the Securities (the "Guarantees") and, to provide therefore, it has duly authorized the execution and delivery of this Indenture.

                  This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  All things necessary to make this Indenture a valid agreement of each of the Company and the Parent, in accordance with its terms, have been done, and each of the Company and the Parent propose to do all things necessary to make the Securities and the Guarantees, when executed by the Company or the Parent, as the case may be, and, in the case of the Securities, authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and the Parent, as the case may be, and to make this Indenture a valid agreement of the Company and the Parent, each in accordance with its respective terms.

                    NOW THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal, ratable and proportionate benefit of all Holders of the Securities or series thereof, as follows:

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                                                                               2


                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 1.1 DEFINITIONS. For all purposes of this Indenture and all Securities issued hereunder, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Canada, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Canada at the date as of which this instrument was executed;

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (5) certain terms, used principally in Article III and Article VI, are defined in those Articles.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Attributable Value" means, as to any particular lease under which any Person is at the time liable for a term of more than 12 months, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under

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                                                                               3


such lease during the remaining term thereof (excluding any subsequent renewal or other extension option held by the lessee), discounted from the respective due dates to the date of determination at a rate equivalent to the rate used for the purposes of financial reporting in accordance with Canadian generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges.

                  "Authenticating Agent" means any individual authorized to authenticate and deliver Securities in the name of the Trustee pursuant to
Section 6.13.

                  "bankruptcy law" means, when used with respect to the Company or the Guarantor, any United States federal or state or Canadian federal or provincial bankruptcy, insolvency, reorganization or other similar law.

                  "Board of Directors" means either the board of directors of the Parent or the Company, as applicable, or any duly authorized committee of such board or any director or directors and/or officer or officers of the Parent or the Company, as applicable, to whom such board or committee shall have duly delegated its authority.

                  "Board Resolution" means (1) a copy of a resolution certified by the Secretary or a Deputy or Assistant Secretary of the Parent or the Company, as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, or (2) a certificate signed by the director or directors and/or officer or officers to whom the Board of Directors shall have duly delegated its authority, and delivered to the Trustee.

                  "Business Day", when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions, at the place where any specified act pursuant to this Indenture is to occur, are authorized or obligated by law to close.

                  "Certificate of a Firm of Independent Chartered Accountants" means a certificate signed by any firm of independent chartered accountants of recognized standing selected by the Company or the Guarantor, as applicable. The term "independent" when used with respect to any specified firm of chartered accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or the Guarantor or in any other obligor upon the Securities of any series or in any Affiliate of the Company or the Guarantor or of such other obligor, and (3) is not connected with the Company or the Guarantor or such other obligor or any Affiliate of the Company or the Guarantor or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, but such firm may be the regular auditors employed by the Company or the Guarantor. Whenever it is herein provided that any Certificate of a Firm of Independent Chartered Accountants shall be furnished to the Trustee,

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                                                                               4


such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

                  "Clearstream" means Clearstream Banking, societe anonyme, or its successor.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Commodity Price Protection Agreement" means, in respect of any Person, any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in commodity prices.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the "Company" shall mean such successor corporation.

                  "Company Request" and "Company Order" means, respectively, a written request or order signed in the name of the Company or the Guarantor, as applicable, (1) by any two of its Chairman of the Board, its President, its Secretary, or a Vice President of the Company (including any Vice President, whether or not designated by a number or a word or words added before or after the title "Vice President") or a Senior Vice President of the Guarantor, (2) by any one of the foregoing officers and any one of its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, or an Assistant or Deputy Secretary or (3) by any two Persons designated in a Company Order previously delivered to the Trustee by any two of the foregoing officers, and delivered to the Trustee.

                  "Component Currency" has the meaning specified in Section 3.12(h).

                  "Consolidated Net Tangible Assets" means the total amount of assets of any Person on a consolidated basis, including deferred pension costs, after deducting therefrom (i) all current liabilities (excluding any indebtedness classified as a current liability), (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and financing costs and all similar intangible assets and (iii) appropriate adjustments on account of minority interests of other Persons holding shares of the Subsidiaries of such Person, all as set forth in the most recent balance sheet of such Person and its consolidated Subsidiaries (but, in any event, as of a date within 150 days of the date of determination) and computed in accordance with Canadian generally accepted accounting principles.

                  "Conversion Date" has the meaning specified in Section
3.12(d).

                  "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such currency and by a central bank or other public

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                                                                               5


institution of or within the international banking community for the settlement of transactions, or (ii) any currency unit (or composite currency) for the purposes for which it was established.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office of The Bank of Nova Scotia Trust Company of New York, at the date of the execution of this Indenture, is located at One Liberty Plaza, 23rd Floor, New York, New York 10006.

                  "corporation" includes corporations, associations, companies and business trusts.

                  "Currency Exchange Protection Agreement" means, in respect of any Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to such Person against fluctuations in currency exchange rates.

                  "Currency Determination Agent", with respect to Securities of any series, means a New York Clearing House bank designated pursuant to Section
3.1 or Section 3.13 or the Canadian Imperial Bank of Commerce at its central foreign exchange desk in its main office in Toronto.

                  "Default" means any event which is, or after notice or passage of time or both, would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 3.7(d).

                  "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

                  "Dollar Equivalent of the Currency Unit" has the meaning specified in Section 3.12(g).

                  "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 3.12(f).

                  "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment which is legal tender for the payment of public and private debts.

                  "DTC" means The Depository Trust Company, its nominees and their respective successors.

                  "Election Date" has the meaning specified in Section 3.12(h).

                  "Euroclear" means Euroclear S.A./N.V., or its successor, as operator of the Euroclear System.

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                                                                               6


                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "Exchange Rate Officers' Certificate" means a certificate or facsimile thereof setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or currency unit amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 3.2 in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such Market Exchange Rate, signed by the Treasurer, the Controller, any Vice President, any Assistant Treasurer or any Assistant Controller of the Company.

                  "Foreign Currency" means a currency issued and actively maintained as a country's or countries' recognized unit of domestic exchange by the government of any country other than the United States.

                  "Global Security" means one or more Securities evidencing all or part of the Securities of any series, registered in the name of the Depositary, bearing the legends set forth in Section 2.5 or such legends as maybe specified or contemplated by Section 3.1 for such Securities.

                  "Government Obligations" means, unless otherwise specified with respect to any series of Securities pursuant to Section 3.1, securities which are (i) direct obligations of the government which issued the currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

                  "Guarantee" means, with respect to any particular series of Securities, any guarantee of the Parent as endorsed on a Security of the Company authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Section 15.1 of this Indenture.

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                                                                               7


                  "Guarantor" means the Parent until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

                  "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Protection Agreement, Currency Exchange Protection Agreement or Commodity Price Protection Agreement.

                  "Holder", when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.

                  "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 3.1, provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 3.1, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                  "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate, if any, prescribed in such Original Issue Discount Security.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Interest Rate Protection Agreement" means, in respect of any Person, any interest rate swap agreement, interest rate option agreement, interest rate cap agreement, interest rate collar agreement, interest rate floor agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates.

                  "Lien" means, with respect to any properties or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such properties or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Market Exchange Rate" means (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either Montreal, New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Currency Determination Agent. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in Montreal, New York City, London, or other principal market for such currency or currency unit in question, or such other quotations as the Currency Determination Agent shall deem appropriate. Unless otherwise specified by the Currency Determination Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a non-resident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities. For purposes of this definition, a "non-resident issuer" shall mean an issuer that is not a resident of the country or countries that issue such currency or whose currencies are included in such currency unit.

                  "Maturity", when used with respect to any Security, means the date on which the principal of that Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, request for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed (1) by any two of the Chairman of the Board, the President, the Secretary, a Vice President of the Company or a Senior Vice President of the Guarantor, or (2) by any one of the foregoing officers and any one of the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, or an Assistant or Deputy Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

                  "Opinion of Counsel" means, for purposes of Sections 4.1(a)(3), 11.8 and 14.4, a written opinion of independent legal counsel of recognized standing and, for all other purposes hereof, means a written opinion of counsel, who may be an employee of or counsel to an the Company or the Guarantor or may be other counsel satisfactory to the Trustee.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                      (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                      (2) Securities or portions thereof for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor or any other obligor upon the Securities) in trust or set aside and segregated in trust by the Company or the Guarantor or any other obligor upon the Securities (if the Company or the Guarantor or any other obligor upon the Securities shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or provision therefor satisfactory to the Trustee has been made;

                      (3)    Securities which have been paid pursuant to Section
         3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented proof satisfactory to the Trustee that any such Securities are held by bona fide holders in due course; and

                      (4) Securities, except to the extent in Sections 14.2 and 14.3, with respect to which the Company or the Guarantor, as the case may be, has effected defeasance and/or covenant defeasance as provided in Article XIV;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Owner Securities Certification" has the meaning specified in
Section 2.1(b)(i).

                  "Parent" means the Person named as the "Parent" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Parent" shall mean such successor corporation.

                  "Paying Agent" means the Trustee or any other Person authorized and appointed by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

                  "Permitted Liens" of any Person at any particular time means:

                      (i) Liens existing on the date of this Indenture (or those arising from pre-existing contractual commitments);

                      (ii) Liens incidental to the conduct of the business of such Person or any Subsidiary of such Person or the ownership of their property or assets, that do not materially impair the usefulness or marketability of such property or assets;

                      (iii) any Lien (except on fixed assets and on shares of a Subsidiary of such Person) to secure any indebtedness issued, assumed or guaranteed by such Person or any Subsidiary of such Person which is payable upon demand or which matures by its terms less than 12 months from the date of issuance, assumption or guarantee;

                      (iv) any Lien in favour of a governmental entity in connection with the operations of such Person or any Subsidiary of such Person and not in respect of the financing thereof;

                      (v) Liens in favour of such Person or a Wholly-Owned Subsidiary of such Person (but only so long as it is a Wholly-Owned Subsidiary of such Person);

                      (vi)   Liens securing the Securities;

                      (vii)  Purchase Money Mortgages;

                      (viii) Liens on property or assets existing at the time of acquisition thereof by such Person, provided, however, that such Liens were not incurred in anticipation of such acquisition;

                      (ix) Liens on property or assets of a corporation existing at the time such corporation becomes a Subsidiary of such Person, or is liquidated or merged into, or amalgamated or consolidated with, such Person or Subsidiary of such Person or at the time of the sale, lease or other disposition to such Person or Subsidiary of such Person of all or substantially all of the properties and assets of a corporation;

                      (x) Liens granted under any program for the securitization of accounts receivable of such Person;

                      (xi) any Lien arising out of judgments or awards with respect to which the Guarantor, the Company or any other Subsidiary of the Guarantor shall be prosecuting an appeal or proceedings for review and with respect to which it shall be entitled to or shall have secured a stay of execution pending such appeal or proceedings for review;

                      (xii) Liens granted in the ordinary course of business in connection with Hedging Obligations; and

                      (xiii) any renewal, refunding or extension of any Lien referred to in the foregoing clauses (i) through (xii) provided, however, that the principal amount of indebtedness secured thereby after such renewal, refunding or extension is not increased and the Lien is limited to the property or assets originally subject thereto and any improvements thereon.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any particular series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable, as contemplated by Section 3.1.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by that particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Purchase Money Mortgage" of any Person means any Lien created upon any property or assets of the Person to secure or securing the whole or any part of the purchase price of such property or assets or the whole or any part of the cost of constructing or installing fixed improvements thereon or to secure or securing the repayment of money borrowed to pay the whole or any part of such purchase price or cost of any vendor's privilege or Lien on such property or assets securing all or any part of such purchase price or cost including title retention agreements and leases in the nature of title retention agreements.

                  "Redemption Date", when used with respect to any Security to be redeemed in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed pursuant to Section 11.8 of this Indenture (unless otherwise specified pursuant to Section 3.1), means an amount, in the currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant hereto, equal to the principal amount thereof (and premium, if any, thereon) together with accrued and unpaid interest, if any, to the Redemption Date, and when used with respect to any Security to be redeemed other than pursuant to Section 11.8 of this Indenture, means the price at which it is to be redeemed as specified pursuant to Section 3.1 of this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series, means the date, if any, specified for that purpose as contemplated by Section 3.1.

                  "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Regulation S Global Security" has the meaning specified in
Section 2.1.

                  "Regulation S Legend" means a legend substantially in the form set forth in Section 2.5 to be placed upon each Regulation S Security.

                  "Regulation S Securities" means all Securities offered and sold pursuant to Regulation S. Such term includes the Regulation S Global Security.

                  "Repayment Date", when used with respect to any Security to be repaid in whole or in part, means the date fixed for such repayment pursuant to this Indenture.

                  "Repayment Price", when used with respect to any Security to be repaid, means an amount, in the currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant hereto, equal to the principal amount thereof (and premium, if any, thereon) together with accrued interest, if any, to the Repayment Date.

                  "Responsible Officer", when used with respect to the Trustee, means any trust officer or assistant trust officer, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Global Security" has the meaning specified in
Section 2.1.

                  "Restricted Period" for a series means the period of 40 consecutive days beginning on and including the later of (i) the day on which Securities of that series are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities of that series.

                  "Restricted Securities" means all Securities offered and sold pursuant to Rule 144A in a transaction that is not registered under the Securities Act. Such term includes the Restricted Global Security and any Securities issued in certificated form.

                  "Restricted Securities Legend" means, collectively, the legends substantially in the forms set forth in Section 2.5 to be placed upon each Restricted Security.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Securities" means the Securities of a series purchased upon their original issuance by the initial purchasers from the Company for resale pursuant to Rule 144A.

                  "Rule 903" means Rule 903 promulgated under the Securities
Act.

                  "Rule 904" means Rule 904 promulgated under the Securities
Act.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 12 months after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Securities" means securities evidencing unsecured indebtedness of the Company authenticated and delivered under this Indenture, provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to this Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture exclusive, however, of Securities of any series as to which such Person is not Trustee.

                  "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                  "Securities Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                  A "series" of Securities means all Securities denoted as part of the same series authorized by or pursuant to a particular Board Resolution.

                  "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 3.7.

                  "Specified Amount" has the meaning specified in Section
3.12(h).

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any Person means a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries or such Person or by such Person and one or more Subsidiaries thereof.

                  "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Temporary Regulation S Global Securities" has the meaning specified in Section 2.1(b)(i).

                  "Transferee Securities Certification" has the meaning specified in Section 3.5.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. If there shall be at one time more than one Trustee hereunder, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

                  "Trust Indenture Act" or "TIA" means the United States Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

                  "Trust Indenture Legislation" means, at any time, the provisions of the TIA and regulations thereunder, in each case relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures to the extent that such provisions are at such time in force and applicable to this Indenture.

                  "United States" means the United States of America (including the States and the District of Columbia), its territories, possessions and other areas subject to its jurisdiction.

                  "Valuation Date" has the meaning specified in Section 3.12(c).

                  "Voting Stock" of any Person means capital stock or other ownership interests of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly-Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding capital stock or other ownership interests of which (other than directors' qualifying shares) is at the time owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

                  "Yield to Maturity", when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the face thereof.

                  SECTION 1.2  COMPLIANCE CERTIFICATES AND OPINIONS

         (a) Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         (b) Every certificate (other than statements provided pursuant to Section 10.4) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  SECTION 1.3  FORM OF DOCUMENTS DELIVERED TO TRUSTEE

         (a) Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous.

         (b) Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.4  ACTS OF HOLDERS

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to either the Company or the Guarantor or to both. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favour of the Trustee, the Company and the Guarantor and any agent of the Trustee, the Company or the Guarantor, if made in the manner provided in this Section.

         (b) If the Company or the Guarantor shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor, as the case may be, may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or the Guarantor, as the case may be, shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided, however, that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (c) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership, or an official of a public or governmental body, on behalf of such corporation, association, partnership or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of this authority.

         (d) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (e) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (f) Intentionally deleted.

         (g) In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security or of an Indexed Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee.

         (h) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind, subject however to the other terms of this Indenture, every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Security Registrar, any Paying Agent, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.5 NOTICES, ETC., TO TRUSTEE, THE COMPANY OR THE GUARANTOR

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust - Trustee Administration, or

                  (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in Section 5.1(4)) if in writing and mailed, first class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

                  SECTION 1.6  NOTICE TO HOLDERS; WAIVER

         (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the

Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

         (b) In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         (c) Intentionally deleted.

         (d) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 1.7 CONFLICT WITH TRUST INDENTURE LEGISLATION

                  The Company, the Guarantor and the Trustee agree to comply with the provisions of the Trust Indenture Legislation, to the extent applicable, in connection with this Indenture and any action to be taken hereunder. If any provision hereof limits, qualifies or conflicts with any mandatory requirement of the Trust Indenture Legislation, such mandatory requirement shall prevail.

                  SECTION 1.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.9 SUCCESSORS AND ASSIGNS

                  All covenants and agreements in this Indenture by the Company and the Guarantor shall bind its respective successors and assigns, whether so expressed or not.

                  SECTION 1.10 SEPARABILITY CLAUSE

                  In any case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11 BENEFITS OF INDENTURE

                  Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12 GOVERNING LAW

         (a) This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         (b) To the extent applicable, this Indenture is subject to the provisions of the Trust Indenture Legislation that are required to be part of this Indenture and shall be governed by such provisions.

                  SECTION 1.13 NON-BUSINESS DAY

                  In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of a Security of any particular series shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of (and premium, if any) and interest, if any, with respect to such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or Repayment Date, or at the Stated Maturity, provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

                  SECTION 1.14 IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

                  No recourse shall be had for the payment of the principal of (and premium, if any) or the interest, if any, on any Security or Guarantee of any series, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor, as the case may be, or of any successor thereto, either directly or indirectly through the Company or the Guarantor or any successor thereto, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities and Guarantees of each series are solely corporate or partnership obligations, and that no personal liability whatever shall attach to, or is incurred by, any incorporator, stockholder, limited partner, officer or director, past, present or future, of the Company or the Guarantor, or of any successor thereto, either directly or indirectly through the Company or the Guarantor or any successor thereto, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities of any series, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities and Guarantees of each series.

                  SECTION 1.15 CERTAIN MATTERS RELATING TO CURRENCIES

         (a) Subject to Section 3.12, each reference to any currency or currency unit in any Security, or in the Board Resolution or supplemental indenture relating thereto, shall mean only the referenced currency or currency unit and no other currency or currency unit.

         (b) The Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

         (c) Except as otherwise provided in this Indenture, for purposes of the construction of the terms of this Indenture or of the Securities and, in particular, whenever any action or Act is to be taken hereunder by the Holders of Securities denominated in different currencies or currency units, then for purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of the noon spot rate of exchange quoted by the Currency Determination Agent and specified to the Trustee in an Officers' Certificate for such Foreign Currency or currency unit into Dollars as of the date of such determination or the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee.

                  SECTION 1.16 LANGUAGE OF NOTICES, ETC.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country or province of publication

                  SECTION 1.17 APPOINTMENT OF AGENT FOR SERVICE;
SUBMISSION TO JURISDICTION

         (a) By the execution and delivery of this Indenture, each of the Company and the Guarantor appoints CT Corporation System at 111 8th Avenue, 13th Floor, New York, New York 10011, as its respective authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities, the Guarantees or this Indenture, but for that purpose only, and agrees that service of process upon said CT Corporation System, directed to the attention of Corporate Trust-Trustee Administration and written notice of said service given by the Person serving the same to it, addressed as provided in
Section 1.5, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court sitting in The City of New York in the State of New York (a "New York Court"). Each of the Company and the Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of a New York Court in which any such suit or proceeding is so instituted, and waives, to the extent it may effectively do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding. Such appointment shall be irrevocable so long as any of the Securities remain Outstanding until the appointment of a successor by the Company or the Guarantor and such successor's acceptance of such appointment. Upon such acceptance, the Company or the Guarantor shall notify the Trustee of the name and address of such successor. Each of the Company and the Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said CT Corporation System or its successor in full force and effect so long as any of the Securities shall be Outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company or the Guarantor to take any such action.

         (b) Each of the Company and the Guarantor agrees, to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in a New York Court shall be conclusive and binding upon the Company and the Guarantor, respectively, and may be enforced in the courts of Canada (or any other courts to the jurisdiction of which Company or the Guarantor, as the case may be, is subject) by a suit upon such judgment, provided, however, that service of process is effected upon the Company or the Guarantor in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that neither the Company or the Guarantor waives, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment, (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, or (iii) any other right or remedy of the Company or the Guarantor, as applicable, to the extent not expressly waived in accordance with this Section 1.17.

         (c) Nothing in this Section shall affect the right of the Trustee or any Holder of any Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Security to bring proceedings against the Company or the Guarantor in the courts of any jurisdiction or jurisdictions.


                                   ARTICLE II

                                 SECURITY FORMS

                  SECTION 2.1  FORMS GENERALLY

         (a) The Securities of each series shall be in substantially the form or forms (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law, with any rule or regulation made pursuant thereto, with any rules of any securities exchange or to conform to usage, as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If temporary Securities of any series are issued in global form as permitted by Section 3.4, the form thereof shall be established as provided in the preceding sentence.

            The definitive Securities and the Guarantees shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

         (b) (i) Securities of a series offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Securities, in fully registered form without interest coupons, with such applicable legends as are provided for in Section
2.5. Such Global Securities shall be registered in the name of the Depositary or its nominee, and deposited with the Trustee, at its New York offices, as custodian for the Depositary, duly executed by the Company and the Guarantor and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Euroclear and for Clearstream, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. Until such time as the Restricted Period in respect of securities of a series shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities". On or after the termination of the Restricted Period, interests in any Temporary Regulation S Global Security of a series shall be exchangeable for corresponding interests in an unrestricted Regulation S Global Security of the same series (each a "Regulation S Global Security") in fully registered form without interest coupons, with such applicable legends as are provided for in Section 2.5.

         (ii) Interests in a Temporary Regulation S Global Security of a series may be exchanged for interests in a Regulation S Global Security of the same series representing the same underlying indebtedness only on or after the termination of the Restricted Period with respect to such securities after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream of a written certification (an "Owner Securities Certification") substantially in the form of ANNEX C-1 hereto, and upon delivery by Euroclear or Clearstream to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as ANNEX C-2. Upon receipt of such certification, the Trustee shall exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security representing the same underlying indebtedness.

                  Upon:

         (A)      the expiration of the Restricted Period,

         (B) receipt by Euroclear or Clearstream, as the case may be, and the Paying Agent of the certificates described in the preceding paragraph,

         (C)      receipt by the Depositary of

                  (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in an aggregate principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security for which the necessary certificates have been delivered, and

                  (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

         (D) receipt by the Trustee of notification from the Depositary of the transactions described in (C) above, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the aggregate principal amount of the Temporary Regulation S Global Security and to increase the aggregate principal amount of the Regulation S Global Security, by the aggregate principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having an aggregate principal amount equal to the amount by which the aggregate principal amount of the Temporary Regulation S Global Security was reduced upon such transfer. The aggregate principal amount of a Regulation S Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

         (iii) Until such time as the Restricted Period shall have terminated, investors may hold interests in the Regulation S Temporary Global Security only through Euroclear and Clearstream, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 3.5.

         (c) Securities of a series offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (each, a "Restricted Global Security"), in definitive, fully registered form without interest coupons, with such applicable legends as are provided for in Section 2.5, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and the Guarantor and authenticated by the Trustee as hereinafter provided for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Security of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount, as hereinafter provided.

                  SECTION 2.2 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  Subject to Sections 6.11 and 6.13, the Certificate of Authentication on all Securities shall be in substantially the following form:

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated in, and issued under, the Indenture described herein.

                                        THE BANK OF NOVA SCOTIA TRUST COMPANY
                                        OF NEW YORK, as Trustee



Date:                                   By:
                                            ----------------------------------
                                            As "Authenticating Agent"

                  SECTION 2.3 SECURITIES IN GLOBAL FORM

         (a) If any Security of a series is issuable in global form, as specified or contemplated by Section 3.1, then, notwithstanding Section 3.1(b)(19), any such Security may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or Section 3.4. Subject to the provisions of Section 3.3 and, if applicable,
Section 3.4, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order.

         (b) The provisions of the last sentence of Section 3.3 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

         (c) Notwithstanding the provisions of Section 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of and any premium and interest on any Security in global form shall be made to the Person or Persons specified therein.

         (d) Notwithstanding the provisions of Section 3.9 and except as provided in the preceding paragraph, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a Global Security, the Holder of such Global Security.

                  Section 2.4 FORM OF GUARANTEE

                  The Guarantee to be endorsed on any Security issued by the Company, subject to Section 2.1, shall be in substantially the form set forth below:

                                    GUARANTEE
                                       OF
                            ABITIBI-CONSOLIDATED INC.

                  For value received, Abitibi-Consolidated Inc., a corporation duly organized and existing under the laws of Canada (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the Stated Maturity Date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Abitibi-Consolidated Company of Canada, a corporation duly organized and existing under the laws of the Province of Quebec, Canada (herein called "Company", which term includes any successor Person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                  The Guarantor will pay to the Holders such Additional Amounts as may become payable in respect of the Guarantees under Section 10.9 of the Indenture.

                  The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely guarantor, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity Date thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration or the maturity thereof pursuant to Article V of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

                  The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

                  This Guarantee shall be an unsecured, unsubordinated obligation of the Guarantor, ranking PARI PASSU with all other existing and future unsecured, unsubordinated indebtedness of the Guarantor, if any.

                  No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

                  All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

                  Executed and dated the date on the face hereof.

                                        ABITIBI-CONSOLIDATED INC.


                                        By:
                                            ---------------------------------
                                            Name
                                            Title


                  SECTION 2.5 FORM OF LEGEND FOR SECURITIES

                  Unless otherwise specified as contemplated by Section 3.1 for the Securities evidenced thereby, every Security that is a Global Security, a Restricted Security or a Regulation S Security authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate:

                  [If the Security is a Restricted Security or a Regulation S Security, then insert-

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, ON ITS OWN BEHALF TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, [if the Security is a Restricted Security, then insert -- PRIOR TO THE DATE (THE "RESALE TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY),] ONLY (A) TO THE ISSUER OR ANY OF ITS

SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR
(E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. [if the Security is a Restricted Security, then insert -- THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE TERMINATION DATE.]

EACH PURCHASER OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS GLOBAL NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

[If Security is a Temporary Regulation S Global Security, then insert -- THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 3.4 OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

[If the Security is a Regulation S Security, then insert - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

[If the Security is a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[If the Security is a Global Security and DTC is to be the Depositary therefor, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]


                                  ARTICLE III

                                 THE SECURITIES

                  SECTION 3.1 TITLE, PAYMENT AND TERMS

         (a) The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is unlimited.

         (b) The Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution and, except as otherwise provided herein, each such series shall be unsecured and shall rank pari passu with each other and with all other unsecured and unsubordinated indebtedness for borrowed money of the Company. With respect to any particular series of Securities and the Guarantees to be endorsed thereon, the Board Resolution relating thereto shall specify:

                  (1) the title of the Securities of that series (which shall distinguish the Securities of that series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities

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                                                                              29


authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 3.4,
Section 3.5, 3.6, 9.6, 11.7 or 13.5);

                  (3) the extent and manner, if any, to which payment on or in respect of Securities of that series and the related Guarantees will be senior or will be subordinated to the prior payment of other liabilities and obligations of the Company and the Guarantor;

                  (4) the percentage or percentages of principal face amount at which Securities of that series shall be issued;

                  (5) the date or dates (or manner by which such date or dates will be determined or extended) on which the principal of the Securities of that series is payable (which, if so provided in such Board Resolution may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

                  (6) if other than the principal amount thereof, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

                  (7) the rate or rates (whether fixed or variable) at which the Securities of that series shall bear interest (if any) (or the manner of calculation thereof) and the date or dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Dates for the interest payable on any Securities on any Interest Payment Date and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.7;

                  (8) the place or places where, subject to the provisions of
Section 10.2, the principal of (and premium, if any) and interest, if any, on Securities of that series shall be payable, any Securities of that series may be surrendered for registration of transfer, any Securities of that series may be surrendered for exchange, and notices and demands to or upon the Company in respect of the Securities of that series, the related Guarantees and this Indenture may be served;

                  (9) if other than Dollars, the currency or currency unit in which the Securities of that series are determined or in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of that series shall be made and the particular provisions applicable thereto in accordance with, in addition to or in lieu of the provisions of Section 3.12;

                  (10) Intentionally deleted;

                  (11) Intentionally deleted;

                  (12) (i) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary for such Global

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                                                                              30


Security or Securities, whether such global form shall be permanent or temporary, if applicable, the Exchange Date, and whether beneficial owners of interests in any permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.5 and, (ii) whether (a) Restricted Global Securities of the series may be exchanged for Regulation S Global Securities of the series, (b) Regulation S Global Securities of the series may be exchanged for Restricted Global Securities of the series or (c) Restricted Global Securities of the series may be exchanged for unrestricted Global Securities.

                  (13) the obligation, if any, of the Company to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which, Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (14) the period or periods within which, the price or prices at which, the currency or currency unit in which, and the terms and conditions upon which, Securities of that series may be redeemed or purchased, in whole or in part, at the option of the Company or otherwise;

                  (15) if the Securities of that series are to be repayable prior to Maturity at the option (which option may be conditional) of the Holder thereof, the terms and conditions upon which such Securities will be so repayable and the price or prices in the currency or currency unit in which such Securities will be repayable;

                  (16) the index, if any, used to determine the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series;

                  (17) if the Securities of that series are to be convertible into or exchangeable for any securities of any Person (the Company or the Guarantor), the terms and conditions upon which such Securities will be so convertible or exchangeable;

                  (18) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities of that series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                  (19) the denominations in which any Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

                  (20) if a Person other than The Bank of Nova Scotia Trust Company of New York is to act as Trustee for the Securities of that series, the name and location of the Corporate Trust Office of such Trustee;

                  (21) if the principal of (and premium, if any) and interest, if any, on the Securities of that series are to be payable, at the election of the Company or a Holder thereof, in a currency or currency unit other than that in which such Securities are denominated or stated to

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                                                                              31


be payable, in accordance with provisions in addition to or in lieu of, or in accordance with the provisions of, Section 3.12, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Securities are denominated or stated to be payable and the currency or currency unit in which such Securities are to be so payable;

                  (22) the designation of the original Currency Determination Agent, if other than Canadian Imperial Bank of Commerce;

                  (23) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of that series may be determined, at the election of the Company or a Holder thereof, with reference to an index based on a currency or currency unit other than that in which such Securities are denominated or stated to be payable or any other index, the manner in which such amounts shall be determined;

                  (24) the date as of which any Global Security representing Outstanding Securities of that series shall be dated if other than the date of original issuance of the first Security of that series to be issued;

                  (25) any provisions granting special rights to holders of Securities of that series or to the Company upon the occurrence of such events as may be specified;

                  (26) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in
Section 3.4;

                  (27) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

                  (28) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                  (29) the application, if any, of Sections 10.9 or 11.8 to the Securities of that series and the related Guarantees;

                  (30) intentionally deleted;

                  (31) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent; and

                  (32) any other terms of that series (which terms shall not be inconsistent with the requirements of the Trust Indenture Legislation or the provisions of this Indenture).


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         (c) All Securities of any particular series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution. The terms of such Securities and the related Guarantees, as set forth above, may be determined by the Company and the Guarantor from time to time if so provided in or established pursuant to the authority granted in a Board Resolution. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

                  SECTION 3.2 DENOMINATIONS

                  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.1. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.3 EXECUTION, AUTHENTICATION, DELIVERY AND DATING

         (a) The Securities shall be executed on behalf of the Company by its Chairman of the Board or its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

         (b) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by or on behalf of the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

         (d) If all the Securities of any series are not to be issued at one time and if the Board Resolution establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

         (e) In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (1) that the form or forms of such Securities and the related Guarantees have been established in conformity with the provisions of this Indenture;


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                                                                              33


                  (2) that the terms of such Securities and the related Guarantees have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, and the related guarantees of the Guarantor endorsed thereon, will constitute the legal, valid and binding obligations of the Company and the Guarantor, as the case may be, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and the related Guarantees.

         (f) Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to Section 1.2 and Section 2.1 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         (g) Each Security shall be dated the date of its authentication.

         (h) No Security or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein manually executed by the Trustee for such Security or in the name of such Trustee pursuant to Section 6.13, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled, together with the Guarantee endorsed thereon, to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section
3.10 together with a written statement (which need not comply with Section 1.2 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.4 TEMPORARY SECURITIES

         (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and having endorsed thereon a Guarantee executed by the Guarantor, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.


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         (b) Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series, at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series with Guarantees endorsed thereon executed by the Parent. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  SECTION 3.5 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE; CERTAIN TRANSFERS AND EXCHANGES

         (a) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY. The Company shall cause to be kept at the Corporate Trust Office of the Trustee and in any office or agency to be ascertained by the Company to be a Place of Payment in accordance with Section 10.2, a register for each series of its Securities (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, and having endorsed thereon a Guarantee executed by the Parent..

                  Subject to this Section 3.5(a) and to Section 3.5(b), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, and the Parent shall execute the Guarantees endorsed thereon, which the Holder making the exchange is entitled to receive.

                  All Securities and Guarantees issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, respectively,

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                                                                              35


evidencing the same continuing debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantees surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 11.7 or 13.5 not involving any transfer.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required
(i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.3 or
12.3 and ending at the close of business on the relevant Redemption Date, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security of any series may be exchanged in whole or in part for Securities of that series registered, and no transfer of a Global Security of a series in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification or (ii) has ceased to be a clearing agency registered under the Exchange Act and a successor Depositary has not been appointed by the Company within 90 days after the Company became aware of such cessation, (B) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of definitive Securities, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1. Any Global Security of a series exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part and any Global Security of a series exchanged pursuant to

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                                                                              36


clause (B), (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee.

                  (3) Securities issued in exchange for a Global Security of a series or any portion thereof pursuant to clause (2) above shall be issued in definitive, fully registered form without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security of a series to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security of a series to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the aggregate principal amount thereof shall be reduced by an amount equal to the portion thereof to be so exchanged by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery a Security of such series issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company shall promptly make available to the Trustee a reasonable supply of Securities in definitive, registered form without interest coupons.

                  (5) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Clearstream and account holders and participants therein and any holder or owner of any beneficial interest in any Global Security) shall have any rights under the Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security. Neither the Company, the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary or by any Agent Member or any other Person that acquires a beneficial interest in a Security. Neither the Trustee nor the Depositary shall have any duty or obligation to monitor compliance with any restrictions on transfer with respect to the transfer of any interest in the Securities (including transfers between Agent Members or any such other Persons that acquire a beneficial interest in a Security) other than to require delivery of any documents or certificates specifically required by this Indenture.

         (b) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(b) shall be made only in accordance with this Section 3.5(b).


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                                                                              37


                      (i) LIMITATION ON TRANSFERS OF A GLOBAL SECURITY. A Global Security of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered; PROVIDED that this clause (i) shall not prohibit any transfer of a Security of a series that is issued in exchange for a Global Security of that series but is not itself a Global Security pursuant to Section 3.5(a). No transfer of a Security of a series to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.5(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.5(b).

                      (ii) TEMPORARY REGULATION S GLOBAL SECURITY. If the owner of a beneficial interest in a Temporary Regulation S Global Security of a series wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 3.5(b)(ii). Upon delivery (A) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of an Owner Securities Certification substantially in the form of ANNEX C-1 hereto,
         (B) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or Clearstream, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of ANNEX C-3 hereto and (C) by Euroclear or Clearstream, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification substantially in the form of ANNEX C-2 hereto, the Trustee may direct either Euroclear or Clearstream, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

                      (iii) RESTRICTED GLOBAL SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.5(b)(iii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in an aggregate principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the

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                                                                              38


         account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in ANNEX A-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the aggregate principal amount of the applicable Restricted Global Security, and to increase the aggregate principal amount of the Temporary Regulation S Global Security, by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Security having an aggregate principal amount equal to the amount by which the aggregate principal amount of the Restricted Global Security was reduced upon such transfer.

                      (iv) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
         Section 3.5(b)(iv). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in an aggregate principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in ANNEX A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the aggregate principal amount of the applicable Restricted Global Security, and to increase the aggregate principal amount of the Regulation S Global Security, by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having an aggregate principal amount equal to the amount by which the aggregate principal amount of the Restricted Global Security was reduced upon such transfer.

                      (v) TEMPORARY REGULATION S GLOBAL SECURITY OR REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(v). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in an aggregate principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in ANNEX B given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the aggregate principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the aggregate principal amount of the Restricted Global Security, by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having an aggregate principal amount equal to the amount by which the aggregate principal amount of the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

                      (vi) NON-GLOBAL RESTRICTED SECURITY TO GLOBAL SECURITY. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(vi). Upon receipt by (1) the Depositary of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depositary to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified Amount Payable at Maturity equal to the aggregate principal amount of the Restricted Security (or portion thereof) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, in the case of any transfer pursuant to Regulation S, the Euroclear and Clearstream account for which such Agent Member's account is held, or if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and (C) an appropriately completed certificate substantially in the form set forth in ANNEX D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or ANNEX D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, and (2) the Trustee of (A) the Restricted Security to be so transferred, (B) the notification from the Depositary of the transaction described in (1) above and (C) the certificate described in
         (1)(C) above, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.5(a) and increase the aggregate principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, by the specified aggregate principal amount as provided in Section 3.5(b)(iii).

               The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security unless the Trustee and the Company are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in this Indenture and in such Security.

                      (vii) INTERESTS IN TEMPORARY REGULATION S GLOBAL SECURITY TO BE HELD THROUGH EUROCLEAR OR CLEARSTREAM. Until the termination of the Restricted Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, PROVIDED that this clause (vi) shall not prohibit any transfer in accordance with Section 3.5(b)(v) hereof.

                      (viii) In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this Section 3.5(b), such registration to be done in accordance with the otherwise applicable provisions of this Section 3.5, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Company and the Trustee) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Company may require such transfer to be effected by the issuance of definitive Securities.

         (c) SECURITIES ACT LEGENDS. Restricted Securities and their Successor Securities shall bear the legends required by Section 2.5 subject to the following:

                      (i) subject to the following Clauses of this Section 3.5(c), a Security of a series or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security of that series or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                      (ii) subject to the following Clauses of this Section 3.5(c), a new Security of a series which is not a Global Security and is issued in exchange for another Security of that series (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, PROVIDED that, if such new Security is required pursuant to Section 3.5(b)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                      (iii) Any Securities registered under the Securities Act and Regulation S Securities that are not Temporary Regulations S Securities shall not bear a Securities Act Legend;

                      (iv) at any time after the Securities of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security of that series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                      (v) a new Security of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of that series (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                      (vi)   notwithstanding the foregoing provisions of this
         Section 3.5(c), a Successor Security of a Security of a series that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security of that series bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. The Trustee shall not have any responsibility for any actions taken or not taken by the Depositary.

                  SECTION 3.6 MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES

         (a) If (i) any mutilated Security is surrendered to the Trustee or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, a new Security of the same series and in a like principal amount and having endorsed thereon a Guarantee executed by the Parent and of a like Stated Maturity and with like terms and conditions and bearing a number not contemporaneously outstanding.

         (b) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee and any agent of either of them of the destruction, loss or theft of such Security and the ownership thereof.

         (c) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee) connected therewith.

         (d) Every new Security of any series, and the Guarantee endorsed thereon, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.7 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

         (a) Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest, if any, payable at maturity will be payable to the Person to whom principal shall be payable.

         (b) Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company by check mailed or delivered to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located inside the United States or Canada.

         (c) Intentionally deleted.

         (d) Any interest on any Security of any particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and, if applicable, interest on such defaulted interest (to the extent lawful) (herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company as provided in clause (1) or (2) below, as determined by the
Company:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of that series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of that series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)), equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of that series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper published in the English language customarily on each Business Day and of general circulation in The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of that series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on Securities of any particular series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed manner of payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         (e) Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.8 OPTIONAL RESET OF INTEREST DATE AND EXTENSION OF STATED MATURITY

         (a) The provisions of this Section 3.8 may be made applicable to any series of Securities pursuant to Section 3.1 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.1).

         (b) The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Security, which notice shall specify the information to be included in the Reset Notice (as defined). Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 1.6, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

         (c) Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 1.6, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to Section 3.8(d), will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

         (d) The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article XIII for repayment at the option of Holders except that the period for delivery or notification to the Company shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

         (e) The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 1.6, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in Section 3.8(f), such Security will have the same terms as prior to the transmittal of such Extension Notice.

         (f) Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 1.6, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

         (g) If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article XIII for repayment at the option of Holders, except that the period for delivery or notification to the Company shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

                  SECTION 3.9 PERSONS DEEMED OWNERS

         (a) Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         (b) Intentionally deleted.

         (c) None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         (d) Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of any of the foregoing from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

                  SECTION 3.10 CANCELLATION

                  All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange, or delivered in satisfaction of any sinking fund payment, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, in the case of Securities shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal shall be delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

                  SECTION 3.11 COMPUTATION OF INTEREST

         (a) Except as otherwise specified as contemplated by Section 3.1 for Securities of any particular series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         (b) For the purposes of disclosure under the Interest Act (Canada) (but for no other purpose), without assuming the principle of the deemed reinvestment of interest, the yearly rate of interest (the "Nominal Yearly Rate") to which any rate of interest (the "Applicable Rate") calculated on any basis other than a full year is equivalent, is the rate determined in accordance with the following formula:

                                A = B  x  C
                                         ---
                                         360

                  where:

                  A means the Nominal Yearly Rate (expressed as a decimal fraction) to be determined for the purposes of disclosure under the Interest Act (Canada);

                  B means the Applicable Rate, and shall, for the Securities of any series and for any period, be equal to that rate (expressed as a decimal fraction) obtained by dividing the amount of interest payable on Securities of such series for such period by the principal amount of Securities of such series Outstanding for such period, and multiplying the quotient obtained by a fraction the numerator of which is 360 and the denominator of which is the actual number of days elapsed in such period; and

                  C means the actual number of days in the year commencing on the first day of the period in respect of which the Applicable Rate applies.

                  SECTION 3.12 CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES

         (a) Unless otherwise specified with respect to any Securities pursuant to Section 3.1, with respect to Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, payment of the principal of (and premium, if any) and interest, if any, on any Security of such series will be made in the currency or currency unit in which such Security is payable. This Section 3.12 may be modified or superseded with respect to any Securities pursuant to Section 3.1.

         (b) It may be provided pursuant to Section 3.1 with respect to Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (and premium, if any) or interest, if any, on such Securities in any of the currencies or currency units which may be designated for such election by delivering to the Trustee a written election with signature guaranteed and in form and substance satisfactory to the Trustee established pursuant to Section 3.1, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency or currency unit, such election will remain in effect for such Holder until changed by such Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article XI or with respect to which the Company has deposited funds pursuant to Article IV). In the event any Holder makes any such election pursuant to the preceding sentence, such election will not be effective on any transferee of such Holder and such transferee shall be paid in the currency or currency unit indicated pursuant to paragraph (a) above unless such transferee makes an election pursuant to the preceding sentence; provided, however, that such election, if in effect at the time funds are deposited with respect to the Securities of such series as described in Section 4.1(a)(2), will be effective on any transferee of such Holder unless otherwise specified pursuant to Section 3.1 for the Securities of such series. Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant currency or currency unit as provided in Section 3.12(a). In no case may a Holder of Securities of any series elect to receive payments in any currency or currency unit as described in this Section 3.12(b) following a deposit of funds with respect to the Securities of such series as described in Section 4.1(a)(2). The Trustee shall notify the Currency Determination Agent as soon as practicable after the Election Date of the aggregate principal amount of Securities for which Holders have made such written election.

         (c) If the election referred to in Section 3.12(b) has been provided for pursuant to Section 3.1, then not later than the fourth Business Day after the Record Date for each payment date for Securities of any series, the Currency Determination Agent will deliver to the Company a written notice specifying, in the currency or currency unit in which Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Securities to be made on such payment date, specifying the amounts in such currency or currency unit so payable in respect of the Securities of such series as to which the Holders thereof shall have elected to be paid in a currency or currency unit other than that in which such series is denominated as provided in Section 3.12(b). If the election referred to in
Section 3.12(b) has been provided for pursuant to Section 3.1 and if at least one Holder has made such election, then, on the second Business Day preceding such payment date the Company will deliver to the Trustee an Exchange Rate Officers' Certificate in respect of the Dollar, Foreign Currency or currency unit payments to be made on such payment date. The Dollar, Foreign Currency or currency unit amount receivable by Holders of Securities who have elected payment in a currency or currency unit as provided in Section 3.12(b) shall, unless otherwise provided pursuant to Section 3.1, be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date.

         (d) If a Conversion Event occurs with respect to a Foreign Currency or any other currency unit in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to Section 3.12(b), then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency or such other currency unit occurring after the last date on which such Foreign Currency or such other currency unit was available (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the currency unit, in each case as determined by the Currency Determination Agent in the manner provided in Sections 3.12(f) or 3.12(g).

         (e) If the Holder of a Security denominated in any currency or currency unit shall have elected to be paid in another currency or currency unit as provided in Section 3.12(b), and a Conversion Event occurs with respect to such elected currency or currency unit, such Holder shall receive payment in the currency or currency unit in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the currency or currency unit in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in Section 3.12(d).

         (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Currency Determination Agent and shall be obtained for each subsequent payment after the Conversion Date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

         (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Currency Determination Agent and subject to the provisions of Section 3.12(h) shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

         (h) For purposes of this Section 3.12 the following terms shall have the following meanings:

         (i) "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit.

         (j) A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, each of whose Dollar Equivalent at the Market Exchange Rate on the date of such replacement shall be equal to the Dollar Equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar

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                                                                              50


Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

         (k) "Election Date" shall mean any date for any series of Securities as specified pursuant to Section 3.1(b)(21) by which the written election referred to in Section 3.12(b) may be made, such date to be not later than the Record Date for the earliest payment for which such election may be effective.

         (l) All decisions and determinations of the Currency Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of such Securities denominated or payable in the relevant currency or currency units. The Currency Determination Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

         (m) In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee and Currency Determination Agent (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.6 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to any other currency unit in which Securities are denominated or payable, the Company, after learning thereof, will immediately give written notice thereof to the Trustee and Currency Determination Agent (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.6 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee and Currency Determination Agent.

         (n) The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent and shall not otherwise have any duty or obligation to determine such information independently.

                  SECTION 3.13 APPOINTMENT AND RESIGNATION OF SUCCESSOR CURRENCY DETERMINATION AGENT

         (a) If and so long as the Securities of any series (i) are denominated in a currency unit or a currency other than Dollars or (ii) may be payable in a currency unit or a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. The Company will cause the Currency Determination Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.1 for the purpose of determining the applicable rate of exchange and for the purpose of converting the issued currency or currency unit into the applicable payment currency or currency unit for the payment of principal (and premium, if any) and interest, if any, pursuant to
Section 3.12.

         (b) No resignation of the Currency Determination Agent and no appointment of a successor Currency Determination Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Currency Determination Agent as evidenced by a written instrument delivered to the Company and the Trustee accepting such appointment executed by the successor Currency Determination Agent.

         (c) If the Currency Determination Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Currency Determination Agent for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Currency Determination Agent or Currency Determination Agents with respect to the Securities of that or those series (it being understood that any such successor Currency Determination Agent may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall only be one Currency Determination Agent with respect to the Securities of any particular series).

                  SECTION 3.14 CUSIP NUMBERS.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.1 SATISFACTION AND DISCHARGE OF SECURITIES OF ANY SERIES

         (a) The Company shall be deemed (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto and any right to receive Additional Amounts as contemplated by Section 10.9) to have satisfied and discharged the entire indebtedness on all the Securities of any particular series and, so long as no Event of Default shall be continuing, the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

                  (1) Either

                      (A) all Securities of such series theretofore authenticated and delivered (other than (i) any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3(e)) have been delivered to the Trustee for cancellation; or

                      (B) all Securities of such series not theretofore so delivered to the Trustee for cancellation:

                             (i)   have become due and payable; or

                             (ii) will become due and payable at their Stated Maturity within one year; or

                             (iii) if redeemable at the option of the Company,
                  are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (B) (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount, in the currency or currency unit in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) The Company has paid or caused to be paid all other sums payable with respect to the Securities of such series; and

                  (3) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series have been complied with.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and to any Authenticating Agent under Section 6.13 and, if money shall have been deposited with the Trustee pursuant to Section 4.1(a)(1)(B), the obligations of the Trustee under Section 4.2 and Section 10.9(d) shall survive.

                  SECTION 4.2 APPLICATION OF TRUST MONEY

                  Subject to the provisions of Section 10.3(e), all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE V

                                   REMEDIES

                  SECTION 5.1 EVENTS OF DEFAULT

                  "Event of Default" wherever used herein with respect to any particular series of Securities means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest on any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment when and as due by the terms of the Securities of that series and by Article XII; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor contained in this Indenture in respect of the Securities of that series or the related Guarantee (other than a covenant or warranty a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities of any series affected thereby a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable bankruptcy law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of substantially all of the property of the Company or the Guarantor, or ordering the winding up or liquidation of the affairs of the Company or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (6) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable bankruptcy law, or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or the Guarantor to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy law, or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of substantially all of the property of the Company or the Guarantor, or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

                  (7) failure to pay when due, after the expiration of any applicable grace period, any portion of the principal of, or involuntary acceleration of the maturity of, indebtedness for borrowed money of the Guarantor or any Subsidiary of the Guarantor having an aggregate principal amount outstanding in excess of the greater of $100,000,000 and 5% of the Consolidated Net Tangible Assets of the Guarantor as at the end of the then last completed financial quarter of the Guarantor; or

                  (8) any encumbrancer taking possession of substantially all of the property of the Company or the Guarantor; or

                  (9) any other Event of Default provided with respect to Securities of that series.

                  SECTION 5.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT

         (a) If an Event of Default with respect to any particular series of Securities occurs and is continuing, then and in every such case either the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of that series may declare the entire principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of such series), of all the Securities of such series and all interest thereon to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration of acceleration such principal or such lesser amount, as the case may be, together with any accrued interest and all other amounts owing thereunder and hereunder, shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

         (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay in the currency or currency unit in which that series of Securities is payable

(except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)),

                      (A) all overdue interest, if any, on all Outstanding Securities of that series,

                      (B) all unpaid principal of (and premium, if any) any Outstanding Securities of that series which has become due otherwise than by such declaration of acceleration, and interest thereon from the date such principal became due, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount Securities, the Securities' Yield to Maturity),

                      (C) to the extent that payment of such interest is lawful, interest on overdue interest, if any, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and

                      (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to the Securities of such series, other than the non-payment of the principal of (or premium, if any, on) Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         (c) Notwithstanding the preceding paragraph (b), in the event a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 5.1(7) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

                  SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

         (a) Each of the Company and the Guarantor covenants that if:

                  (1) default is made in the payment of any interest upon any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days; or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity;

the Company or the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at a rate per annum equal to the rate borne by such Securities (or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         (b) If the Company or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company, the Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon the Securities, wherever situated.

         (c) If an Event of Default with respect to Securities of any particular series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of that series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.4 TRUSTEE MAY FILE PROOFS OF CLAIM

         (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company, the Guarantor or any other obligor upon the Securities of any series or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of any Security of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (1) to file and prove a claim for the whole amount of principal (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities or the Guarantees of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 6.7) and of the Holders of the Securities of such series allowed in such judicial proceeding; and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

         (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.

                  SECTION 5.5 TRUSTEE MAY ENFORCE CLAIMS WITHOUT
POSSESSION OF SECURITIES

                  All rights of action and claims under this Indenture or the Securities or the Guarantees of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 6.7, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

                  SECTION 5.6 APPLICATION OF MONEY COLLECTED

                  Any money collected by the Trustee pursuant to this Article with respect to the Securities or the Guarantees of such series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities of such series, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment of all amounts due to the Trustee under
         Section 6.7;

                  Second: To the payment of the amounts then due and unpaid upon the Securities or the Guarantees of such series for principal of (and premium, if any) and interest, if any, on such Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                  Third: The balance, if any, to the Company and the Guarantor, as the case may be, or any other Person or Persons entitled thereto.

                  SECTION 5.7 LIMITATION ON SUITS

                  No Holder of any Security of any particular series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) an Event of Default with respect to that series shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee of such default and the continuance thereof;

                  (2) the Holders of at least 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of that series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of that series, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of that series.

                  SECTION 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST, IF ANY

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment, as provided herein (including, if applicable, XIV) and in such Security of the principal of (and premium, if any) and (subject to Section 3.7) interest, if any, on such Security on their respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.9 RESTORATION OF RIGHTS AND REMEDIES

                  If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10 RIGHTS AND REMEDIES CUMULATIVE

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 3.6(e), no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11 DELAY OR OMISSION NOT WAIVER

                  No delay or omission of the Trustee or of any Holder of any Security of such series to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of such series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12 CONTROL BY HOLDERS

                  The Holders of a majority in principal amount of the Outstanding Securities of any particular series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Securities of that series or exercising any trust or power conferred on the Trustee with respect to such Securities, provided, however, that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture and could not involve the Trustee in personal liability or be unjustly prejudicial to the Holders of Outstanding Securities of such series; and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13 WAIVER OF PAST DEFAULTS

         (a) Subject to Section 5.2, the Holders of not less than a majority in principal amount of the Outstanding Securities of any particular series may on behalf of the Holders of all the Securities of that series waive any past default hereunder with respect to that series and its consequences, except:


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                  (1) a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series; or

                  (2) a default with respect to a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of that series affected.

         (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14 UNDERTAKING FOR COSTS

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant; but the provisions of this Section shall (subject to applicable laws) not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any particular series or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

                  SECTION 5.15 WAIVER OF STAY OR EXTENSION LAWS

                  Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.16 JUDGMENT CURRENCY

                  If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company or the Guarantor hereunder or under any Security or a Guarantee, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security, then such conversion, unless otherwise ordered by the Court, shall be made by the Currency Determination Agent at the

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                                                                              61


Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the Company or the Guarantor, as the case may be, agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security or Guarantee. Any amount due from the Company or the Guarantor under this Section 5.16 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Company or the Guarantor be required to pay more in the currency or currency unit due hereunder or under such Security or Guarantee at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security or Guarantee so that in any event the Company's or the Guarantor's obligations hereunder or under such Security or Guarantee will be effectively maintained as obligations in such currency or currency unit, and the Company or the Guarantor shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.


                                   ARTICLE VI

                                   THE TRUSTEE

                  Section 6.1 CERTAIN DUTIES AND RESPONSIBILITIES

         (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

         (b) The Trustee in exercising its powers and discharging its duties prescribed or conferred by this Indenture, shall:

                  (1) act honestly and in good faith with a view to the best interests of the Holders of Securities issued hereunder; and

                  (2) exercise the care, diligence and skill of a reasonably prudent person, acting in such capacity.

         (c) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.


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         (d) No provision of this Indenture shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Sections 6.1(a), 6.1(b) and 6.1(c);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities of any particular series, determined as provided in
Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of that series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 6.2 NOTICE OF DEFAULTS

                  Within 90 days after the occurrence of any default hereunder with respect to Securities of any particular series, the Trustee shall give to Holders of Securities of that series and may, notwithstanding that no default may have occurred with respect to the Securities of any other series, give to the Holders of Securities of such other series, in the manner and to the extent provided in TIA Section 313(c), notice of such default if known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series, or in the deposit of any sinking fund payment with respect to Securities of that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee reasonably determines that the withholding of such notice is in the best interests of the Holders of Securities of that series and so informs the Company, in the manner set forth in Section 1.5; and provided, further, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of that series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of that series.


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                  Section 6.3 CERTAIN RIGHTS OF TRUSTEE

                  Subject to the provisions of TIA Sections 315(a) through 315(d):

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture for which it is acting as Trustee, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall have no duties or responsibilities with respect to and shall have no liability for the actions taken or the failures to act of any other trustees appointed hereunder.

                  SECTION 6.4 NOT RESPONSIBLE FOR RECITALS OR
ISSUANCE OF SECURITIES

                  The recitals contained herein (except the description of the Trustee) and in the Securities (except the Trustee's certificates of authentication thereof), shall be taken as the

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                                                                              64


statements of each of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.5 MAY HOLD SECURITIES

                  The Trustee, any Paying Agent, Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.8, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.6 MONEY HELD IN TRUST

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except as provided in Section 1.15 and except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 6.7 COMPENSATION AND REIMBURSEMENT

         (a) Each of the Company and the Guarantor agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

                  (3) to indemnify the Trustee and its agents, including any Authenticating Agent, for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         (b) As security for the performance of the obligations of each of the Company and the Guarantor under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on particular Securities.


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                                                                              65


                  Section 6.8 DISQUALIFICATION; CONFLICTING INTERESTS

         (a) The Trustee represents to each of the Company and the Guarantor that at the time of execution and delivery hereof no material conflict of interest exists between the Trustee's role hereunder and the Trustee's role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after becoming aware that a material conflict of interest exists, either eliminate the same or resign its trust hereunder.

         (b) If, notwithstanding the foregoing, the Trustee has a material conflict of interest, the validity and enforceability of this Indenture and of the Securities of any series issued hereunder shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest.

         (c) If the Trustee contravenes this Section 6.8, the Company or the Holders of at least 25% in aggregate principal amount of the Securities of any series affected thereby may apply to a court of competent jurisdiction for an order that the Trustee be replaced, and such court may make an order on such terms as it thinks fit.

                  SECTION 6.9 CORPORATE TRUSTEE REQUIRED; DIFFERENT TRUSTEES FOR DIFFERENT SERIES; ELIGIBILITY

                  For any series of Securities, there shall at all times be a Trustee hereunder which shall be a corporation incorporated under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise trust powers and subject to supervision or examination by United States federal or State authority and, if more than one Person is appointed a Trustee hereunder for any series of Securities, such second Trustee may be (i) a corporation organized and doing business under the laws of Canada or a Province thereof, authorized under such laws to carry on the business of a trust company, or (ii) a corporation or other Person organized and doing business under the laws of any other government which is permitted to act as Trustee pursuant to any rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by an authority of such government or a political subdivision thereof substantially equivalent to the supervision or examination applicable to an institution described in clause (i) above, in each case under clauses (i) and (ii) having a combined capital and surplus of at least the amount required under Trust Indenture Legislation. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company, the Guarantor nor any Person directly or indirectly controlling, controlled by, or under common control with the Company or the Guarantor shall serve as Trustee. A different Trustee may be appointed by the Company for any series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be other than The Bank of Nova Scotia Trust Company of New York, the Company, the Guarantor and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of

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                                                                              66


the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article.

                  SECTION 6.10 RESIGNATION AND REMOVAL; APPOINTMENT
OF SUCCESSOR

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to the Securities of any or all series, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition a court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. The following indentures shall be deemed to be specifically described herein for the purposes of clause (i) of the first provisio contained in TIA Section 310(b): (a) Indenture, dated as of December 11, 2001 among Abitibi-Consolidated Company of Canada, Abitibi-Consolidated Inc. and The Bank of Nova Scotia Trust Company of New York, as Trustee and (b) Indenture, dated as of July 26, 1999,

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                                                                              67


among Abitibi-Consolidated Inc., Abitibi-Consolidated Finance L.P. and The Bank of Nova Scotia Trust Company of New York, as Trustee.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of such series and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee for the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee for the Securities of such series shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner required by Section 6.11, and if such Trustee is still incapable of acting, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

                  SECTION 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

         (a) Every successor Trustee appointed hereunder with respect to the Securities of any series shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities,

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                                                                              68


shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsections (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee for the Securities of any series shall be qualified and eligible under this Article.

                  SECTION 6.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, however, that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee, or any successor to such corporate trust business of the Trustee, or any successor Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

                  SECTION 6.13 AUTHENTICATING AGENTS

         (a) From time to time the Trustee may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Securities of any series, with power to act in the name

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                                                                              69


of the Trustee and subject to its discretion in the authentication and delivery of Securities of such series in connection with transfers and exchanges under Sections 3.4, Section 3.5, 3.6 and 11.7; as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture and for purposes of the Canada Business Corporations Act, the authentication and delivery of such Securities of such series by an Authentication Agent for such Securities pursuant to this Section shall be deemed to be authentication and delivery of such Securities "by the Trustee" for the Securities of such series. Any such Authenticating Agent shall at all times be either (i) a corporation organized and doing business under the laws of the United States or of any State thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus not less than that, if any, required on the part of an Authenticating Agent in accordance with applicable law, and subject to supervision or examination by United States or State authority, or (ii) a corporation or other Person organized and doing business under the laws of Canada or any Province thereof, or England, or Luxembourg, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus not less than that, if any, required on the part of an Authenticating Agent in accordance with applicable law, and subject to supervision or examination by governmental authority of its jurisdiction of incorporation and organization. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent for any series of Securities shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         (b) Any Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the appointment of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company in the manner set forth in Section 1.5. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall give written notice of such appointment to all Holders of Securities of such series in the manner set forth in Section 1.6. Any successor Authenticating Agent, upon acceptance of his appointment hereunder, shall become vested with all the rights, powers and duties of his predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         (c) The Company agrees to pay to any corporation which has been appointed as Authenticating Agent for such series from time to time reasonable compensation for such services.

         (d) If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities or such series may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternate certificate of authentication in the following form:


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                                                                              70


                  "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

                                          THE BANK OF NOVA SCOTIA TRUST COMPANY
                                          OF NEW YORK, as Trustee


                                          By:
                                              --------------------------------
                                              As "Authenticating Agent"



                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGORS

                  SECTION 7.1 TRUSTEE TO FURNISH NAMES AND ADDRESSES OF HOLDERS

         (a) A Holder may, upon payment to the Trustee of a reasonable fee, require the Trustee to furnish within 10 days after receiving the affidavit or statutory declaration referred to below, a list setting out (i) the name and address of every Holder of Securities, (ii) the aggregate principal amount of Securities owned by each such Holder, and (iii) the aggregate principal amount of the Securities then outstanding, each as shown on the records of the Trustee on the day that the affidavit or statutory declaration is delivered to the Trustee. The affidavit or statutory declaration, as the case may be, shall contain (i) the name and address of the Holder, (ii) where the applicant is a corporation, its name and address for service, and (iii) a statement that the list will not be used except in connection with an effort to influence the voting of the Holders of Securities, an offer to acquire Securities, or any other matter relating to the Securities or the affairs of the Company. Where the Holder is a corporation, the affidavit or statutory declaration shall be made by a director or officer of the corporation.

         (b) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312 or the analogous provisions of other Trust Indenture Legislation, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b) or the analogous provisions of other Trust Indenture Legislation.

                  SECTION 7.2 COMMUNICATIONS TO HOLDERS

                        The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Legislation.

                  SECTION 7.3 REPORTS BY THE GUARANTOR AND THE COMPANY, IF APPLICABLE

         (a) The Guarantor, and the Company if the Company is required separately to file or furnish any information, documents and other reports with the Commission, shall:

                  (1) file with the Trustee, within 15 days after the Guarantor or the Company, as applicable, is required to file the same with or furnish the same to the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Guarantor or the Company, as applicable, may be required to file with or furnish to the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Guarantor and the Company, as applicable, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) Notwithstanding that the Guarantor (or the Company, as applicable) may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, Guarantor (and the Company, as applicable) shall continue to file with or furnish to the Commission and provide the Trustee

                      (A) within 90 days after the end of each fiscal year, annual reports on Form 20-F or 40-F as applicable (or any successor form), containing the information required to be contained therein (or required in such successor form); and

                      (B) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 6-K (or any successor form), containing the information which, regardless of applicable requirements shall, at a minimum, contain such information required to be provided in quarterly reports under the laws of Canada or any province thereof to security holders of a corporation with securities listed on The Toronto Stock Exchange whether or not the Guarantor or the Company has any of its securities so listed.

         Each of such reports will be prepared in accordance with Canadian disclosure requirements and generally accepted accounting principles, provided, however, that the Guarantor and the Company shall not be so obligated to file such reports with the Commission if the Commission does not permit such filings; and

                  (4) Transmit to all Holders in the manner and to the extent provided in TIA Section 313(c), within 15 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Guarantor or the Company, as applicable, pursuant to Section 7.3(a)(1) and 7.3(a)(2) as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

                  SECTION 8.1 COMPANY AND GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

         (a) Neither the Company nor the Guarantor shall consolidate or amalgamate with or merge into or enter into any statutory arrangement with any other Person, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

                  (1) the entity formed by or continuing from such consolidation or amalgamation or into which the Company or the Guarantor, as the case may be, is merged or with which it enters into such arrangement or the Person which acquires by conveyance or transfer, or which leases all or substantially all of the properties and assets of the Company or the Guarantor, as the case may be,
(i) shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or Canada or any province thereof, and (ii) (unless such assumption shall occur by operation of law) shall, in the case of any such action involving the Company or the Guarantor, as the case may be, expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any (including all additional amounts, if any, payable pursuant to Section 5.16 or 10.9) on, and any sinking fund payment in respect of, all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed or the Guarantor's obligations under the Guarantee and this Indenture, as the case may be;

                  (2) immediately before and after giving effect to such transaction, no Event of Default with respect to any series of Securities issued by the Company, and no event which, after notice or lapse of time, or both, would become an Event of Default with respect to any series of Securities issued by the Company, shall have happened and be continuing; and

                  (3) the Company or the Guarantor, as the case may be, or such Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, arrangement, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (b) This Section shall apply to a consolidation, amalgamation, merger or arrangement only if the Company or the Guarantor, as the case may be, is not the surviving entity.

                  SECTION 8.2 SUCCESSOR CORPORATION SUBSTITUTED

                  Upon any consolidation or amalgamation of the Company or the Guarantor with or merger or arrangement of the Company or the Guarantor into another corporation or partnership or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company or the Guarantor to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or amalgamation or into which the Company or the Guarantor is merged or with which it enters into such arrangement or to which such conveyance or transfer or with which such lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor herein and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Securities and any Guarantees, as the case may be, PROVIDED, HOWEVER, that the Company or the Guarantor may, by supplemental indenture pursuant to Section 9.1, agree that from and after any conveyance or transfer of properties and assets of the Company or the Guarantor, as the case may be, to an Affiliate thereof, the Company or the Guarantor, as the case may, be shall not be relieved of any obligations or covenants under this Indenture, the Securities and any Guarantees, as the case may be, and the Company's or the Guarantor's obligations or covenants under this Indenture, the Securities and any Guarantees shall continue in full force and effect without novation, the Company or the Guarantor remaining as a joint and several debtor hereunder and thereunder with such Affiliate.

                  SECTION 8.3 SECURITIES TO BE SECURED IN CERTAIN EVENTS

                  If, upon any consolidation or amalgamation of the Company or the Guarantor with or merger or arrangement of the Company or the Guarantor into any other corporation or partnership, or upon any conveyance, lease or transfer of all or substantially all of the properties and assets of the Company or the Guarantor to any Person in accordance with Section 8.1, any properties or assets of the Company or the Guarantor or any Subsidiary of the Company or the Guarantor owned immediately prior thereto, would thereupon become subject to any Lien, then, unless such Lien could be created pursuant to Section 10.6 without equally and ratably securing the Securities with (or prior to) the indebtedness which upon such consolidation, amalgamation, merger, arrangement, conveyance, lease or transfer is to become secured by such Lien, the Company or the Guarantor, simultaneously with or prior to such consolidation, amalgamation, merger, arrangement, conveyance, lease or transfer, will cause such Securities to be so secured; provided, however, that, for the purpose of providing such equal and ratable security, the principal amount of Original Issue Discount Securities and Indexed Securities shall mean that amount which would, at the time of making such effective provision, be due and payable pursuant to Section
5.2 and the terms of such Original Issue Discount Securities and Indexed Securities upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time pursuant to the terms of such Original Issue Discount Securities and Indexed Securities.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

                  Without the consent of any Holders of Securities, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation or partnership to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities and Guarantees contained; or

                  (2) to add to the covenants of the Company or the Guarantor, for the benefit of the Holders of all or any particular series of Securities (and, if such covenants are to be for the benefit of fewer than all series of Securities, stating that such covenants are being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or otherwise secure any series of the Securities or the Guarantees or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (3) to add any additional Events of Default with respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); or

                  (4) to provide (subject to applicable laws) for the issuance of uncertificated Securities of any series in addition to or in place of any certificated Securities and to make all appropriate changes for such purposes; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (5) to change or eliminate any of the provisions of this Indenture, provided, however, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6) to secure the Securities or the Guarantees pursuant to the requirements of Section 8.3 or 10.6 or otherwise; or

                  (7) to establish the form or terms of Securities of any series or Guarantees as permitted by Section 2.1 and 3.1; or

                  (8) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than The Bank of Nova Scotia Trust Company of New York as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (10) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities or

Guarantees, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

                  (11) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.1, 14.2 and 14.3; provided, however, that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or

                  (12) to add to or change or eliminate any provisions of this Indenture as shall be necessary to comply with Trust Indenture Legislation; or

                  (13) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to surrender any right or power herein conferred upon the Company or the Guarantor or to make any other provisions with respect to matters or questions arising under this Indenture, provided, however, that such action shall not adversely affect the interests of the Holders of Securities of any particular series in any material respect; or

                  (14) to close this Indenture with respect to the issuance, authentication and delivery of additional series of Securities.

                  SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS

         (a) The Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of any series of Securities under this Indenture, but only with the consent of the Holders of more than 50% in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby, in each case by Act of said Holders of Securities of each such series delivered to the Company and the Guarantor and the Trustee; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series:

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security of such series, or reduce the principal amount thereof or the rate of interest thereon, if any, or any premium payable upon the redemption thereof, or change any obligation of the Company or the Guarantor to pay additional amounts pursuant to Section 10.9 (except as contemplated by Section 8.1(a)(1) and permitted by Section 9.1(1)) or reduce the amount of the principal of an Original Issue Discount Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or the amount thereof provable in bankruptcy pursuant to Section 5.4, or change the Place of Payment, or the currency or currency unit in which any Security of such series or the interest or premium thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 3.1 herein; or


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                                                                              76


                  (2) reduce the percentage in principal amount of the Outstanding Securities of such series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture which affect such series or of certain defaults applicable to such series hereunder and their consequences) provided for in this Indenture; or

                  (3) modify in any manner adverse to the Holders of Securities entitled to the benefit of Guarantees, the terms and conditions of the Guarantees; or

                  (4) modify any of the provisions of this Section or Section
5.13 or 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security of such series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security of such series with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section
10.8 or the deletion of this proviso, in accordance with the requirements of Sections 6.9, 6.11(b), 9.1(8) and 9.1(9).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.1(8) or 9.1(9)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

                  SECTION 9.4 EFFECT OF SUPPLEMENTAL INDENTURES

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.5 CONFORMITY WITH TRUST INDENTURE LEGISLATION

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Legislation as then in effect.

                  SECTION 9.6 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES

                  Securities of any particular series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, in its sole discretion, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series and Guarantees endorsed thereon so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Parent to any such supplemental indenture may be prepared and executed (and endorsed, in the case of the Guarantees) by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                  SECTION 9.7 NOTICE OF SUPPLEMENTAL INDENTURES

                  Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.1, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.6, setting forth in general terms the substance of such supplemental indenture.


                                   ARTICLE X

                                   COVENANTS

                  SECTION 10.1 PAYMENT OF PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST, IF ANY

                  The Company covenants and agrees, for the benefit of the Holders of each particular series of Securities issued by the Company, that it will duly and punctually pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) the principal of (and premium, if any) and interest, if any, on that series of Securities in accordance with the terms of the Securities of such series.

                  SECTION 10.2 MAINTENANCE OF OFFICE OR AGENCY

         (a) The Company will maintain in each Place of Payment for Securities of each series an office or agency where Securities of that series may be presented or surrendered for payment, and an office or agency where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company with respect to the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations (to the extent permitted by law) and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

         (b) Intentionally deleted.

         (c) The Company may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purpose. The Company will give prompt written notice to the Trustee so affected of any such designation or rescission and of any change in the location of any such office or agency.

         (d) If and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent.

                  SECTION 10.3 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST

         (a) If the Company or the Guarantor shall at any time act as Paying Agent with respect to any particular series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         (b) Whenever the Company shall have one or more Paying Agents for any particular series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest, if any, on any such Securities, deposit with a Paying Agent for the Securities of such series a sum (in the currency or currency unit described in the preceding paragraph (a)) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         (c) The Company will cause each Paying Agent for any particular series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities) in the making of any payment of principal of (or premium, if any) and interest, if any, on Securities of that series; and

                  (3) at any time during the continuation of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (e) Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of (and premium, if any) and interest, if any, on any Securities of any particular series and remaining unclaimed for two years (or such shorter period of time as to permit return of such funds to the Company or the Guarantor, as the case may be, under the applicable escheat or abandoned or unclaimed property laws) after such principal (and premium, if any) and interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trusts; and the Holder of such Security shall, thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company (or the Guarantor) as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment may, but need not, give written notice to the Holder of such Security in the manner set forth in Section 1.6, or may, in its discretion, in the name and at the expense of the Company or the Guarantor, cause to be published at least once in a newspaper published in the English language, customarily on each Business Day and of general circulation in Montreal, Quebec and in New York City, New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company or the Guarantor, as the case may be.


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                  SECTION 10.4 STATEMENTS AS TO COMPLIANCE

         (a) Each of the Guarantor and the Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Guarantor or the Company, as applicable, stating that, to the best of his or her knowledge, each of the Guarantor and the Company is (or is not) in compliance with all conditions and covenants under this Indenture, and if the signer has obtained knowledge of any default by either of the Guarantor or the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof.

         (b) For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  SECTION 10.5 EXISTENCE

                  Subject to Article VIII, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises and to preserve and keep in good condition of repair and in working order its properties and assets; provided, however, that neither the Company nor the Guarantor shall be required to preserve any right or franchise or to preserve and keep in good condition of repair and in working order any property or asset if, in the judgment of the Company or the Guarantor, as the case may be, the preservation and keeping thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, and the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.6 LIMITATION ON LIENS

                  So long as any Securities are Outstanding, the Guarantor will not, and will not permit any Subsidiary of the Guarantor to create, incur, assume or otherwise have outstanding any Lien securing any indebtedness for borrowed money or interest thereon (or any liability of the Guarantor or such Subsidiary under any guarantee or endorsement or other instrument under which the Guarantor or such Subsidiary is contingently liable, either directly or indirectly, for borrowed money or interest thereon), other than Permitted Liens, without also simultaneously or prior thereto securing, or causing such Subsidiary to secure, indebtedness under the Indenture so that Securities are secured equally and ratably with or prior to such other indebtedness or liability, except that the Guarantor and its Subsidiaries may incur a Lien to secure indebtedness for borrowed money or enter into a Sale and Leaseback Transaction without securing the Securities if, after giving effect thereto, the sum of (i) the principal amount of indebtedness for borrowed money secured by Liens created, incurred or assumed after the date hereof and otherwise prohibited by this Indenture and (ii) the Attributable Value of all Sale and Leaseback Transactions entered into after the date hereof and otherwise prohibited by this Indenture does not exceed 10% of the Consolidated Net Tangible Assets of the Guarantor.

                  SECTION 10.7 LIMITATION ON SALE AND LEASEBACK TRANSACTIONS

                  So long as any Securities are outstanding, the Guarantor will not, and will not permit any Subsidiary of the Guarantor to, enter into any Sale and Leaseback Transaction unless

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                                                                              81


(i) the Guarantor or such Subsidiary, as applicable, would be entitled to enter into such Sale and Leaseback Transaction pursuant to the Section 10.6 above without securing the Securities or (ii) the Guarantor or such Subsidiary, as applicable, shall apply, within 360 days of the effective date of any such arrangement, an amount equal to the Attributable Value in respect of the leases relating to such Sale and Leaseback Transactions to the prepayment or retirement of indebtedness which matures more than 12 months after the date of the creation of the indebtedness. Notwithstanding the foregoing, in no event shall the Company or the Guarantor be required to prepay or retire Securities of a series, in the aggregate with respect to any and all such transactions, on or prior to the fifth anniversary of the issue date of any series of Securities, in an amount which exceeds the difference between (i) 25% of the original aggregate principal amount of the series of Securities; and (ii) any and all earlier mandatory payments made by the Company or the Guarantor, as applicable, on account of the principal amount of the series of Securities. If the aggregate net proceeds that the Company or the Guarantor would be otherwise required to prepay or retire on or prior to such fifth anniversary would exceed such difference (such excess being called the "Excess Proceeds"), then promptly after such fifth anniversary, the Company or the Guarantor, as the case may be, shall prepay or retire Securities of such series in an amount equal to the Excess Proceeds.

                  SECTION 10.8 WAIVER OF CERTAIN COVENANTS

                  The Company or the Guarantor may omit in any particular instance to comply with any covenant or condition set forth in Sections 8.3, 10.5, 10.6 and 10.7, and any other covenant not set forth herein and specified pursuant to Section 3.1 to be applicable to the Securities of any series, if before or after the time for such compliance the Holders of more than 50% in principal amount of the Outstanding Securities of each series of Securities affected by the omission (which, in the case of a covenant not set forth herein and specified pursuant to Section 3.1 to be applicable to the Securities of any series, shall include only those series to which such covenant is so specified to be applicable) shall, in each case by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee with respect to any such covenant or condition shall remain in full force and effect.

                  SECTION 10.9 PAYMENT OF ADDITIONAL AMOUNTS

         (a) Unless otherwise specified pursuant to Section 3.1, the provisions of this Section 10.9 shall be applicable to Securities of any series or the related Guarantees.

         (b) The Company or the Guarantor, as the case may be, will, subject to the exceptions and limitations set forth below, pay to the Holder of any Security or Guarantee who is a non-resident of Canada such additional amounts as may be necessary so that every net payment on such Security or Guarantee, after deduction or withholding by the Company or the Guarantor or any of its Paying Agents for or on account of any present or future tax, assessment or other governmental charge imposed by the Government of Canada or the government of any political subdivision or taxing authority thereof or therein (hereinafter "Taxes") upon or as a result of such payment, will not be less than the amount provided in such Security or in such Guarantee to

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                                                                              82


be then due and payable (and the Company or the Guarantor, as the case may be, will remit the full amount of Taxes withheld to the relevant authority in accordance with applicable laws). However, the Company or the Guarantor will not be required to make any payment of additional amounts:

                  (1) to any Holder in respect of whom such Taxes are required to be withheld or deducted as a result of such Holder not dealing at arm's length (within the meaning of the Income Tax Act of Canada) with the Company or the Guarantor, as the case may be, at the time of making the payment;

                  (2) to any Holder which is subject to such taxes by reason of the Holder being a resident, domiciled in, or a national of, or engaged in business or having a permanent establishment or otherwise having some connection with Canada or any province or territory thereof otherwise than by the mere holding of Securities or the receipt of payments thereunder;

                  (3) for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of such Security or Guarantee for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (4) for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

                  (5) for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a Person in respect of any Security or Guarantee, if such payment can be made to such Person without such withholding by at least one other Paying Agent, the identity of which is provided to such Person;

                  (6) for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments in respect of such Security or Guarantee; or

                  (7) for any combination of items (1), (2), (3), (4), (5) and
(6);

nor will additional amounts be paid with respect to any payment on any such Security or Guarantee to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security.

         (c) Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) and interest, if any, on any Security or payment with respect to any Guarantee of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section to the extent

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                                                                              83


that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

         (d) If the Securities of a series provide for the payment of additional amounts as contemplated by Section 3.1(b)(29), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to maturity or in the case of the Guarantees, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal (and premium, if any) and interest, if any, if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate, the Company or the Guarantor, as the case may be, will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) and interest, if any, on the Securities of that series or the Guarantees shall be made to Holders of Securities of that series who are non-residents of Canada without withholding for or on account of any tax, assessment or other governmental charge referred to above or described in the Securities of that series or the Guarantees. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Guarantees and the Company or the Guarantor, as the case may be, will pay to the Trustee or such Paying Agent such additional amounts as may be required pursuant to the terms applicable to such series or Guarantees. Each of the Company and the Guarantor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 10.9.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

                  SECTION 11.1 APPLICABILITY OF THIS ARTICLE.

                  Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

                  SECTION 11.2 ELECTION TO REDEEM; NOTICE TO TRUSTEE

                  The election of the Company to redeem any Securities of any series issued by it shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any particular series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee by Company Request of such

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Redemption Date and of the principal amount of Securities of that series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 11.3. In the case of any redemption of Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company (and the Guarantor, as the case may be) shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.3 SELECTION OF SECURITIES TO BE REDEEMED

         (a) If less than all the Securities are to be redeemed, the Company may select the series to be redeemed, and if less than all of the Securities of any series are to be redeemed, the particular Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of that series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 3.1.

         (b) The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 11.4 NOTICE OF REDEMPTION

         (a) Except as otherwise specified as contemplated in Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         (b) All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all Outstanding Securities of a particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date,


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                                                                              85


                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                  (6) that the redemption is for a sinking fund, if such is the case, and

                  (7) Intentionally deleted.

                  (8) Intentionally deleted.

                  (9) in the case of any Security to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security, or Securities of authorized denominations for the principal amount thereof remaining unredeemed.

         (c) Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 11.5 DEPOSIT OF REDEMPTION PRICE

                  Prior to the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent for such Securities (or, if the Company or the Guarantor is acting as Paying Agent for such Securities, segregate and hold in trust as provided in Section 10.3) an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal amount of (and premium, if any, thereon), and (except if the Redemption Date shall be an Interest Payment
Date) any accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 11.6 SECURITIES PAYABLE ON REDEMPTION DATE

         (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currency unit in which the Securities of such series are payable (except as otherwise provided pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Security for redemption in accordance with said notice, such Security or specified portions thereof shall be paid by the Company at the Redemption Price; provided, however, that unless otherwise specified as contemplated by Section 3.1, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         (b) Intentionally deleted.


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                                                                              86


         (c) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at a rate per annum equal to the rate borne by the Security (or, in the case of Original Issue Discount Securities, the Security's Yield to Maturity).

                  SECTION 11.7 SECURITIES REDEEMED IN PART

         (a) Any Security which is to be redeemed only in part shall be surrendered at the Place of Payment (with, if the Company, the Guarantor or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Guarantor or the Trustee and the Security Registrar for such Security duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, and having endorsed thereon a Guarantee executed by the Guarantor, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  SECTION 11.8 TAX REDEMPTION; SPECIAL TAX REDEMPTION

                  If specified pursuant to Section 3.1, Securities of any series may be redeemed at the option of the Company, in whole but not in part, on not more than 60 days' and not less than 30 days' notice, on any Redemption Date at the Redemption Price, if the Company or the Guarantor, as the case may be, determines that (i) as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of Canada or of any political subdivision or applicable Canadian taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change or amendment is announced or becomes effective on or after a date specified in Section 3.1 with respect to any Security of such series, the Company or the Guarantor has or will become obligated to pay on the next succeeding Interest Payment Date, additional amounts pursuant to Section 10.9 with respect to any Security or Guarantee of such series or (ii) on or after a date specified in Section 3.1 with respect to any Security or Guarantee of such series, any action has been taken by any taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, Canada or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (i) above, whether or not such action was taken or decision was rendered with respect to the Company or the Guarantor, or any change, amendment, application or interpretation shall be officially proposed, which, in any such case, in the Opinion of Counsel to the Company or the Guarantor will result in a material probability that the Company or the Guarantor will become obligated to pay, on the next succeeding Interest Payment Date, additional amounts with respect to any Security or Guarantee of such series, and (iii) in any such case specified in (i) or (ii) above the Company or the Guarantor, as the case may be, in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to the Company or the Guarantor; PROVIDED, however, that (x) no such notice of redemption may be given earlier than 90 or later than 30 days prior to the earliest date on which the Company or the Guarantor, as applicable, would be obligated to pay such additional

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                                                                              87


amounts were a payment in respect of the Securities then due and (y) at the time such notice of redemption is given, such obligation to pay such additional amounts remains in effect.


                                   ARTICLE XII

                                  SINKING FUNDS

                  SECTION 12.1 APPLICABILITY OF THIS ARTICLE

         (a) Redemption of Securities through operation of a sinking fund as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

         (b) The minimum amount of any sinking fund payment provided for by the terms of Securities of any particular series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any particular series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any particular series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any particular series as provided for by the terms of Securities of that series.

                  SECTION 12.2 SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES

                  The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 12.3 REDEMPTION OF SECURITIES FOR SINKING FUND

         (a) Not less than 60 days prior to each sinking fund payment date for any particular series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of that series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of that series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and shall state the basis

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                                                                              88


for such credit and that such Securities have not previously been so credited and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6 and 11.7.

         (b) Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be reimbursed by the Company) not in excess of the principal amount thereof.


                                  ARTICLE XIII

                         REPAYMENT AT OPTION OF HOLDERS

                  SECTION 13.1 APPLICABILITY OF ARTICLE

                  Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof, as permitted by any form of Security issued pursuant to this Indenture, shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

                  SECTION 13.2 ELECTION TO REPAY; NOTICE TO THE COMPANY

         (a) Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places or which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security not repaid, must be specified; provided, however, that no such partial repayment shall

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                                                                              89


reduce the portion of the principal amount of a Security not repaid to less than the minimum authorized denomination for Securities of such series established pursuant to Section 3.1. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

         (b) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security, repaid or to be repaid only in part, to the portion of the principal amount of such Securities which has been or is to be repaid.

                  SECTION 13.3 DEPOSIT OF REPAYMENT PRICE

                  Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the Repayment Price. Prior to the opening of business on any Repayment Date, the Company shall deposit with the Trustee for the Securities to be repaid or with a Paying Agent for such Securities (or, if the Company is acting as its own Paying Agent for such Securities, segregate and hold in trust as provided in Section 10.3) an amount of money in the currency or currency unit in which the Securities of such series are payable (unless otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal (and premium, if any), and (except if the Repayment Date shall be an Interest Payment Date) any accrued interest on, all the Securities which are to be repaid on that date.

                  SECTION 13.4 SECURITIES PAYABLE ON REPAYMENT DATE

         (a) If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, the Securities so to be repaid shall, on the Repayment Date, become due and payable at the Repayment Price therein specified in the currency or currency unit in which the Securities of such series are payable (except as otherwise provided pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) and from and after such date (unless the Company shall default in the payment of the Repayment Price) such Securities shall cease to bear interest. Upon surrender of such Security for repayment in accordance with said provisions, such Security or specified portions thereof shall be paid by the Company at the Repayment Price; provided, however, that unless otherwise specified as contemplated by Section 3.1, installments of interest on Securities whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         (b) Intentionally deleted.

         (c) If any Security surrendered for repayment shall not be so repaid upon surrender thereof, the principal thereof (or premium, if any) shall, until paid, bear interest from the

Repayment Date at a rate per annum equal to the rate borne by the Security (or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity).

                  SECTION 13.5 SECURITIES REPAID IN PART

                  Any Security which is to be repaid only in part shall be surrendered at the Place of Payment (with, if the Company or the Trustee so requires, due endorsement by or a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, and, if applicable, having endorsed thereon the Guarantee executed by the Parent, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unpaid portion of the principal of the Security so surrendered.


                                  ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 14.1 OPTION TO EFFECT DEFEASANCE OR COVENANT
DEFEASANCE

                  Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, the provisions of this Article XIV shall apply to each series of Securities, and the Company or the Guarantor may, at its option, effect defeasance of the Securities of or within a series under Section 14.2, or covenant defeasance of or within a series under Section 14.3 in accordance with the terms of such Securities and in accordance with this Article.

                  SECTION 14.2 DEFEASANCE AND DISCHARGE

                  Upon the Company's or the Guarantor's exercise of the option applicable to this Section with respect to any Securities of or within a series, the Company and the Guarantor shall be deemed to have been discharged from their obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 14.4 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and the Guarantees, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 14.5 and the other Sections of this Indenture referred to in clauses (1), (2) and (3) below, and to have satisfied all its other obligations under such Securities and the Guarantees, and this Indenture insofar as such Securities and the Guarantees are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

                  (1) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 14.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due,

                  (2) the Company's and the Guarantor's, as the case may be, obligations with respect to such Securities under Sections 3.3,Section 3.5, 3.6,
10.2 and 10.3, and with respect to the payment of Additional Amounts, if any, on such Securities or the related Guarantees as contemplated by Section 10.9,

                  (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and

                  (4) this Article XIV.

Subject to compliance with this Article XIV, the Company or the Guarantor, as the case may be, may exercise its option under this Section 14.2 notwithstanding the prior exercise of its option under Section 14.3 with respect to such Securities and Guarantees.

                  SECTION 14.3 COVENANT DEFEASANCE

                  Upon the Company's or the Guarantor's exercise of the option applicable to this Section with respect to any Securities of or within a series, the Company and the Guarantor shall be released from its obligations under
Section 8.1, Section 8.3 and Section 10.95 through 10.7 and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Outstanding Securities and any Guarantees on and after the date the conditions set forth in Section 10.4 are satisfied (hereinafter, "covenant defeasance"), and such Securities and related Guarantees shall thereafter be deemed not to be "Outstanding" for the purposes of any request, demand, authorization, direction, notice, consent, waiver or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and related Guarantees, the Company or the Guarantor, as the case may be, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(4) or Section 5.1(9) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 14.4 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

                  The following shall be the conditions to application of either
Section 14.2 or Section 14.3 to any Outstanding Securities of or within a series:

         (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article XIV applicable to it, collectively for purposes of this Article XIV, the "Trustee") as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) an amount (in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)), or

(B) Government Obligations applicable to the Securities of such series (determined on the basis of the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series and except as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (and premium, if any) and interest, if any, on such Securities, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided, however, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company or the Guarantor, as the case may be, may give to the Trustee, in accordance with Section 11.3 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article XI hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

         (b) No Default or Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(5) and 5.1(6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (c) Neither the Company nor the Guarantor is an "insolvent person" within the meaning of the Bankruptcy and Insolvency Act (Canada) or the Bankruptcy Code included in Title 11 of the United States Code, as amended, on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor, as the case may be, is a party or by which it is bound.

         (e) In the case of an election under Section 14.2, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company or the Guarantor, as the case may be, has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize gain or loss for United States federal income tax purposes as a result of such defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (f) In the case of an election under Section 14.3, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of such Outstanding Securities will not recognize gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (g) The Parent has delivered to the Trustee an Opinion of Counsel in Canada or a ruling from the Canada Customs and Revenue Agency to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Canadian federal or provincial income or other tax purposes as a result of such defeasance or covenant defeasance and will be subject to Canadian federal or provincial income and other tax on the same amounts, in the same manner and at the same times as would have been the case had such defeasance or covenant defeasance, as the case may be, not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Outstanding Securities include Holders who are not resident in Canada).

         (h) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company or the Guarantor, as the case may be, pursuant to its election under Section 14.2 or 14.3 was not made by the Company or the Guarantor, as the case may be, with the intent of preferring the Holders over other creditors of the Company or the Guarantor, as the case may be, or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or the Guarantor or others.

         (i) The Company or the Guarantor, as the case may be, has delivered to the Trustee an Opinion of Counsel to the effect that such deposit shall not cause the Trustee to be subject to the Investment Company Act of 1940, as amended. Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to
Section 3.1.

         (j) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to either the defeasance under Section 14.2 or the covenant defeasance under Section 14.3 (as the case may be) have been complied with.

                  SECTION 14.5 DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS

         (a) Subject to the provisions of Section 10.3(e), all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to
Section 14.4 in respect of such Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent

(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

         (b) Unless otherwise specified with respect to any Security pursuant to
Section 3.1, if, after a deposit referred to in Section 14.4(a) has been made,
(i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 14.4(a) has been made in respect of such Security, or (ii) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of which the deposit pursuant to Section 14.4(a) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such currency or currency unit in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

         (c) Either the Company or the Guarantor shall pay and both shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

         (d) Anything in this Article XIV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 14.4 which, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  SECTION 14.6 REINSTATEMENT

                  If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 14.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or ordering the return of any amounts paid, then the Company's and Guarantor's obligations under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.4, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.5; provided, however, that if the Company or the Guarantor makes any payment of principal of (or premium, if any) or interest, if any, on any such Security following the reinstatement of its obligations, the Company or the Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                                   ARTICLE XV

                             GUARANTEE OF SECURITIES

                  SECTION 15.1 GUARANTEE

                  The Guarantor hereby fully, unconditionally and irrevocably guarantees to each Holder of a Security of each series issued by the Company under this Indenture and authenticated and delivered by the Trustee and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of, premium, if any, and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the Stated Maturity Date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of this Indenture. In case of the failure of the Company punctually to make any such payment of principal, premium, if any, or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                  The Guarantor shall pay to the Holder such Additional Amounts as may become payable in respect of any Guarantees under Section 10.9 of this Indenture.

                  The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely guarantor, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or this Indenture, any failure to enforce the provisions of such Security or this Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity Date thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration or the maturity thereof pursuant to Article V of this Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

                  The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series issued under this Indenture shall have been paid in full.

                  Unless otherwise specified pursuant to Section 3.1 of this Indenture, any Guarantee issued by the Guarantor shall be an unsecured, unsubordinated obligation of the Guarantor, ranking PARI PASSU with all other existing and future unsecured, unsubordinated indebtedness of the Guarantor, if any.

                  SECTION 15.2 EXECUTION AND DELIVERY OF GUARANTEES

                  The Guarantees to be endorsed on the Securities of each series issued under the Indenture shall include the terms of the guarantees set forth in Section 15.1 and any other terms that may be set forth in the form established pursuant to Section 2.4 with respect to such series. The Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to
Section 2.4, to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board or its President or one of its Vice Presidents. The signature of any of these officers on the Guarantees may be manual or facsimile and may be imprinted or otherwise reproduced on the Guarantees.

                  Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantee shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or did not hold such offices at the date of such Securities.

                  The delivery of any Security by a Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 15.1 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

                  SECTION 15.3 THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT

                  The provisions of Section 5.1 of this Indenture shall have application upon the default of the Company to make a payment on account of principal of, premium, if any, or interest on the Securities of any series, notwithstanding the fulfillment by the Guarantor of its obligations under this
Article XV upon the occurrence of such default.

                                      * * *

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals, if any, to be hereunto affixed, all as of the day and year first above written.

                                        ABITIBI-CONSOLIDATED INC.


                                        By: /s/ Pierre Rougeau
                                            ----------------------------------
                                            Name:  Pierre Rougeau
                                            Title: Senior Vice-President,
                                                   Corporate Development and
                                                   Chief Financial Officer


                                        By: /s/ Jacques P. Vachon
                                            ----------------------------------
                                            Name:  Jacques P. Vachon
                                            Title: Senior Vice-President,
                                                   Corporate Affairs and
                                                   Secretary


                                        ABITIBI-CONSOLIDATED COMPANY OF CANADA


                                        By: /s/ Pierre Rougeau
                                            ----------------------------------
                                            Name:  Pierre Rougeau
                                            Title: Treasurer


                                        By: /s/ Jacques P. Vachon
                                            ----------------------------------
                                            Name:  Jacques P. Vachon
                                            Title: Secretary



                                        THE BANK OF NOVA SCOTIA TRUST COMPANY
                                        OF NEW YORK, as Trustee


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                                                       ANNEX A-1


                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                     TEMPORARY REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(iii)
                                of the Indenture)

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

         Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ___, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No. _____________), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both.

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

         (a) the offer of the Securities was not made to a person in the United States;

         (b)      either:

                  (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,

                  (ii) in the case of Rule 903, the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or

                                                                       ANNEX A-1


                  (iii) in the case of Rule 904, the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable;

         (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (e) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depositary through Euroclear or Clearstream or both.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June ___, 2004, with the Company and the Parent relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                 [Insert Name of Transferor]

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       (If the Transferor is a corporation,
                                       partnership or fiduciary, the title of
                                       the Person signing on behalf of such
                                       registered owner must be stated.)




                                  Annex A-1-2

                                                                       ANNEX A-2


                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 3.5(b)(iv)
                                of the Indenture)

            THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

         Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June __, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_____________ principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. _____________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that:

         (a) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

                  (i) the offer of the Securities was not made to a person in the United States;

                  (ii)     either:

                           (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,

                           (2) in the case of Rule 903, the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or

                           (3) in the case of Rule 904, the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;



                                     A-2-1

                  (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S, as applicable; and

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

         (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and Initial Purchasers of the Securities under the Purchase Agreement, dated _________, with the Company and the Parent relating to the Securities. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                                 [Insert Name of Transferor]

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       (If the Transferor is a corporation,
                                       partnership or fiduciary, the title of
                                       the Person signing on behalf of such
                                       registered owner must be stated.)





                                     A-2-2

                                                                         ANNEX B


                         FORM OF TRANSFER CERTIFICATE --
                    TEMPORARY REGULATION S GLOBAL SECURITY OR
                   REGULATION S GLOBAL SECURITY TO RESTRICTED
                                 GLOBAL SECURITY


                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 3.5(b)(v)
                                of the Indenture)

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

         Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ____, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. _________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                                                                         ANNEX B


         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June ___, 2004 with the Company and the Parent relating to the Securities.

Dated:                                 [Insert Name of Transferor]

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                       (If the Transferor is a corporation,
                                       partnership or fiduciary, the title of
                                       the Person signing on behalf of such
                                       registered owner must be stated.)

                                                                       ANNEX C-1


                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                 BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                   GLOBAL SECURITY TO EUROCLEAR OR CLEARSTREAM

                         OWNER SECURITIES CERTIFICATION

[EUROCLEAR BANK S.A./N.V.,
 as operator of the Euroclear
 System] [or] [CLEARSTREAM BANKING,
 SOCIETE ANONYME]

                   Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ____, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to U.S. $_________________ aggregate principal amount of Securities which are evidenced by the Temporary Regulation S Global Security (CUSIP No. _________) and held with the Depositary through Euroclear or Clearstream or both in the name of [insert name of holder] (the "Holder").

         In respect of such Securities, the Holder does hereby certify that as of the date hereof, the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

         We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.



                                     C-1-1

                                                                       ANNEX C-1


         We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June ____, 2004 with the Company and the Parent relating to the Securities.

Date:______________, ____ (1)

                                        ---------------------------------------
                                        [Name of Person Making Certification]








-----------------

(1) To be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.


                                     C-1-2

                                                                       ANNEX C-2


                        FORM OF CERTIFICATION TO BE GIVEN
                 BY EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE
                    EUROCLEAR SYSTEM, OR CLEARSTREAM BANKING,
                                 SOCIETE ANONYME

                       DEPOSITARY SECURITIES CERTIFICATION

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

                 Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ___, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the aggregate principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, $__________ aggregate principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

         We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.


                                     C-2-1

                                                                       ANNEX C-2


         We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June ____ , 2004 with the Company and the Parent relating to the Securities.

 Dated:

                                   By:
                                       ---------------------------------------
                                   [EUROCLEAR BANK S.A./N.V.,
                                    as operator of the Euroclear System]
                                   [or] [CLEARSTREAM BANKING, SOCIETE ANONYME]





                                     C-2-2

                                                                       ANNEX C-3


                      FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                     TEMPORARY REGULATION S GLOBAL SECURITY
                           AFTER THE RESTRICTED PERIOD

                       TRANSFEREE SECURITIES CERTIFICATION

[EUROCLEAR BANK S.A./N.V.,
 as operator of the Euroclear
 System] [or] [CLEARSTREAM BANKING,
 SOCIETE ANONYME]

                   Re:  [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ___, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

         We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June _____, 2004 with the Company and the Parent relating to the Securities.

Dated:

                                         By:
                                             ---------------------------------
                                             As, or as agent for, the beneficial
                                             acquiror of the Securities to which
                                             this certificate relates.



                                     C-3-1

                                                                       ANNEX D-1


                         FORM OF TRANSFER CERTIFICATE --
                        NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                 (for transfers pursuant to Section 3.5 (b)(vi)
                                of the Indenture)

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

                 Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ____, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to $_____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _______) by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Securities to a Person that will take delivery in the form of an equal aggregate principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. ___________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.



                                     D-1-1

                                                                       ANNEX D-1


         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June ___, 2004 with the Company and the Parent relating to the Securities.

Dated:                                 [Insert Name of Transferor]

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:




                                     D-1-2

                                                                       ANNEX D-2


                        FORM OF CERTIFICATE -- NON-GLOBAL
                   RESTRICTED SECURITY TO REGULATION S GLOBAL
                       SECURITY OR TEMPORARY REGULATION S
                                 GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 3.5(b)(vi)
                                of the Indenture)

THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as Trustee

                 Re: [TITLE OF SERIES] (THE "SECURITIES")

         Reference is hereby made to the Indenture, dated as of June ____, 2004 (the "Indenture"), among Abitibi-Consolidated Inc. (the "Parent"), Abitibi-Consolidated Company of Canada (the "Company") and The Bank of Nova Scotia Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This certificate relates to $____________ aggregate principal amount of Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities to a Person that will take delivery in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (CUSIP No. ___________).

         In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (A) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (B) Rule 144 under the Act, if available, and accordingly the Transferor does hereby further certify that:

         (a)      if the transfer has been effected pursuant to Rule 903 or Rule
                  904:

                  (i) the offer of the Securities was not made to a person in the United States;

                  (ii)     either:

                           (1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,

                           (2) in the case of Rule 903, the transaction was executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or



                                     D-2-1

                                                                       ANNEX D-2


                           (3) in the case of Rule 904, the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                  (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

                  (v) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through [Euroclear] [Clearstream]; or

         (b)      if the transfer has been effected pursuant to Rule 144:

                  (i) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement, dated June ____, 2004 between the Company and the representatives of the several purchasers named therein; and

                  (ii) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

         We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Parent and the Initial Purchasers of the Securities under the Purchase Agreement, dated June ____, 2004 with the Company and the Parent relating to the Securities.

Dated:                                 [Insert Name of Transferor]

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                     D-2-2